          DIAMOND PORTFOLIO INVESTMENT TRUST
Diamond Portfolio Large Cap Quality Growth Fund
Institutional Shares
PROSPECTUS
December 17, 2007

This prospectus describes the Diamond Portfolio Large Cap Quality Growth Fund (the “Fund”), a series of shares of the Diamond Portfolio Investment Trust (the “Trust”). The Fund is authorized to offer four classes of shares: one of which, Institutional Shares, is offered by this prospectus. Class A Shares (“A Shares”), Class C Shares (“C Shares”), and Class R-3 Shares (“R-3 Shares”) are offered by separate prospectuses. To obtain a prospectus for the Class A Shares, Class C Shares or the Class R-3 Shares, contact your financial intermediary or call (877) 433-4363.
As with all mutual fund securities, neither the U.S. Securities and Exchange Commission nor any state Securities commission has approved or disapproved of these securities or passed upon the accuracy or completeness of this prospectus. Any representation to the contrary is a criminal offense.

Investing in Quality

Investing in Quality

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The Fund’s investment objective is to seek to provide long-term growth of capital. The Fund’s investment objective may be changed without shareholder approval.
The Fund seeks to achieve its investment objective by investing in a portfolio consisting primarily of common stocks. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of “large capitalization” companies. This policy may be changed by the Board of Trustees of the Fund, without a vote of shareholders, upon 60 days’ prior notice. Diamond Portfolio Advisors, LLC (the “Adviser”), the adviser to the Fund, considers a company to be a “large capitalization” company if it has, at the time of purchase by the Fund, a market capitalization within the range of market values of issuers included in the Russell 1000® Index. The Russell 1000® Index is a widely recognized, unmanaged index of common stocks that measures the 1,000 largest securities in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. On November 30, 2007, the market value of companies in the Russell 1000® Index varied from approximately $703 million to approximately $502.26 billion. The Adviser anticipates normally investing the majority of the assets of the Fund in the securities of issuers with market capitalizations greater than $5.0 billion. The Fund will not be limited to investing in securities of companies in any particular market. The Fund will operate as a diversified fund.
The Adviser utilizes a four-part investment process for the Fund, which integrates a rigorous qualitative assessment of a company’s character and competencies into a traditional financial analysis framework. The Fund’s investment process examines a company and its stock from four independent perspectives:
à	Fundamental Analysis

à	Quality Analysis

à	Valuation Analysis

à	Portfolio Construction
The fundamental analysis focuses on revenue growth, earnings growth, earnings stability, profitability and balance sheet strength. Companies that pass this fundamental analysis hurdle become candidates for the quality analysis.
In the quality analysis, the Adviser addresses an organization based on the character and competencies of the company. The Adviser believes that companies that demonstrate strength in character and core competencies will likely lead to their success over the competition. The Adviser will also focus in this portion of the analysis on a company’s corporate culture.
Once a company has passed both the hurdles set in the fundamental and quality analyses, the Adviser applies a valuation analysis that focuses on the appreciation potential of a company’s stock. The Adviser believes that because the standards set by the first two steps of the investment process are so stringent, this third step of the analysis will generally result in the Adviser focusing on a very select group of companies for inclusion in the Fund’s portfolio. In this portion of our strategy, we tend to focus on earnings growth – particularly, the relationship between a company’s price-to-earnings ratio and the long-term earnings growth rate.
If a stock passes all three of these stock-picking screens – fundamental, quality, valuation – it becomes a candidate for inclusion in the Fund’s portfolio. The Fund will generally remain both highly focused in stocks that the Adviser believes to exhibit superior potential and broadly diversified to limit over-exposure to any one sector of the market.
The Fund may invest up to 10% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”). In considering whether to purchase a foreign security, the Adviser considers the same characteristics of the foreign issuer that it considers when evaluating the securities of domestic issuers.
The Fund may take temporary “defensive” positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

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PRINCIPAL RISKS OF INVESTING IN THE FUND
There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the fund will go up and down with the prices of the securities in which the Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. There is no assurance that the Adviser will achieve the Fund’s investment objective.
In addition the Fund is subject to the following risks:
Stock Market Risk — Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.
Management Risk — The Fund is actively managed by the Adviser. Therefore, like all actively managed mutual funds, the Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to under-perform relevant benchmarks or other funds with a similar investment objective. If the Adviser’s conclusions about such factors, including growth rates or securities values, among others, are incorrect, the Fund may not perform as anticipated.
Foreign Investing — The Fund’s investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries.
Depositary Receipts — In addition to the risk of foreign investments applicable to the underlying securities, unsponsored depositary receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current.
Portfolio Turnover — The Fund may engage in active and frequent trading of its portfolio securities. The Fund presently anticipates that its annualized portfolio turnover rate will not typically exceed 50% to 75%. A high portfolio turnover rate (e.g., a rate over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund’s shareholders.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FEES AND EXPENSES
Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund’s performance.
The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Institutional class shares of the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund’s average daily net assets.

Shareholder Fees
(fees paid directly from
your investment)	Institutional Shares

Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[1]	2.00%

Estimated Annual Fund Operating Expenses
(expenses that are deducted
from fund assets)	Institutional Shares
Advisory Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.74%
Total Annual Fund Operating Expenses	1.34%
Less Fee Waivers and Reimbursements[3]	(0.34)%
Net Annual Fund Operating Expenses	1.00%

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Example:
The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund’s operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

Period Invested	1 Year	3 Years

Your Costs	$102	$391

Notes to Fees and Expenses:

[1]
A redemption fee of 2.00% is imposed on the proceeds of Institutional Shares redeemed within ninety (90) days of purchase and is retained by the Fund to defray market effects, taxes, and expenses created by short-term investments in the Fund. The charge is a percentage of the net asset value at the time of redemption. See “Redeeming Shares” and “Distribution and Shareholder Servicing arrangements — Redemption Fee” for more information.

[2]
“Other Expenses” are based on estimates for the current fiscal year. Other Expenses include, among other expenses, administrative, custody and transfer agency fees. Other Expenses also include acquired fund fees and expenses which are expected to be less than 0.01%. Acquired fund fees and expenses are not fees or expenses incurred by the Fund directly, but are expenses of investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund’s investment in those investment companies. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

[3]
The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2009, so that the ratio of total annual operating expenses for the Fund’s Institutional Shares does not exceed 1.00%. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “acquired fund fees and expenses” as that term is described above. The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. For more information regarding this arrangement, please see the “Management-Investment Adviser” section of this Prospectus or the Statement of Additional Information of the Fund.

If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

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DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund’s portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, which are filed with the Securities and Exchange Commission (SEC) on Form N-CSR within 60 days of the Fund’s second and fourth fiscal quarter-ends, respectively, and on Form N-Q, which is filed with the SEC within 60 days of the Fund’s first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.diamondportfolio.net. To reach this information, access the fund’s portfolio page on the website.
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information.
MANAGEMENT
The Trust — The Trust was organized under the laws of the State of Delaware in September 2007. The Board of Trustees (the “Board”) of the Trust is responsible for the general oversight of the Trust and the Fund. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is commonly known as a “mutual fund.” The Trust has retained the Adviser to manage all aspects of the investments of the Fund.
Investment Adviser — Diamond Portfolio Advisors, LLC is located at 10940 Wilshire Blvd., Suite 600, Los Angeles, California 90024. The Adviser manages the investments of the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). The Adviser was founded in 2000 and provides investment management services to institutional and private clients. The Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records.
Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.60% of the average daily net assets of the Fund. A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s Semi-Annual Report to Shareholders for the period ending April 30, 2008.
In the interest of limiting the expenses of the Fund’s Institutional Shares, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other operating expenses of the Fund until February 28, 2009, so that the ratio of total annual operating expenses for the Fund’s Institutional Shares will not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “acquired fund fees and expenses” as that term is described above. The Adviser will be entitled to reimbursement of any fees waived or expenses reimbursed to the extent operating expenses do not exceed the limitation set forth above. The total amount of reimbursement recoverable by the Adviser (the “Reimbursement Amount”) is the sum of all fees previously waived or expenses reimbursed by the Adviser during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.
Portfolio Manager — Thomas M. Weary serves as the Portfolio Manager of the Fund, and Mr. Weary is primarily responsible for the day-to-day management of the Fund.
Thomas M. Weary is the President and Chief Executive Officer and a Portfolio Manager of the Adviser. Mr. Weary formed the Adviser and has over 20 years of investment experience. Mr. Weary received a B.A. in Philosophy from Harvard College.
The Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of shares of the Fund.

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SHAREHOLDER INFORMATION
The Fund’s share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally, 4:00 p.m. Eastern time) on each business day (the “Valuation Time”) that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund’s investments and other assets attributable to the Fund’s Institutional Shares, A Shares, C Shares and R-3 Shares, subtracting any liabilities attributable to the Fund’s Institutional Shares, A Shares, C Shares and R-3 Shares, respectively, and then dividing by the total number of the applicable classes’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.
Shares are bought at the public offering price per share next determined after a request has been received in good order. The public offering price of the Fund’s Institutional Shares is equal to the NAV. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in good order, less any applicable deferred sales charge. Any request received in good order before the Valuation Time will be processed the same business day. Any request received in good order after the Valuation Time will be processed the next business day.
The Fund’s securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Trust is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.
The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.
When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

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PURCHASING SHARES
Share Class Alternatives — The Fund currently offers four different classes of shares, one of which, Institutional Shares, is offered by this prospectus. Additional information concerning the Fund’s A Shares, C Shares and R-3 Shares is contained in the corresponding prospectuses for those share classes. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has different combinations of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives and is most suitable for you in light of your particular circumstances.
The Institutional Class shares of the Fund are intended for use by certain eligible institutional investors, including the following: (i) banks and trust companies acting in a fiduciary or similar capacity; (ii) bank and trust company common and collective trust funds; (iii) banks and trust companies investing for their own account; (iv) entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies); (v) retirement plans; (vi) platform sponsors with which the Distributor has entered into an agreement; (vii) proprietary asset allocation funds; and (viii) Diamond Portfolio Advisors, LLC, its affiliates and their respective employees. The Institutional Class shares of the Fund are also available for other investors who meet the minimum investment requirements and where such an investor’s financial adviser has made a determination that this class of shares is appropriate in light of the particular circumstances of the potential investor.
You may purchase Institutional Shares of the Fund directly from First Dominion Capital Corp. (the “Distributor”) or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. Institutional Shares of the Fund are also offered through financial supermarkets, advisers and consultants and other investment professionals. In addition to the sales charges discussed herein, investment professionals who offer Institutional Shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.
Share Transactions — You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (877) 433-4363 or by contacting Fund Services, Inc. (the “Transfer Agent”), the Fund’s transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund’s shares, depending on your arrangement with the broker.
Customer Identification Program — Federal regulations require that the Fund obtain certain personal information about you when opening a new account. As a result, the Fund must obtain the following information for each person that opens a new account:
à	Name;

à	Date of birth (for individuals);

à	Residential or business street address (although post office boxes are still permitted for mailing); and

à	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.
After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.
If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Minimum Investments — The minimum initial investment for Institutional Shares of the Fund is $100,000. Subsequent investments must be in amounts of $10,000 or more. The Fund may waive the minimum initial investment requirement for purchases made by trustees, officers and employees of the Adviser and the Trust. The Fund may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time. The Fund retains the right to refuse to accept any purchase order.
By Mail — For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

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By Wire — You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (877) 433-4363 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund’s records. You will not have access to your shares until the Fund’s records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.
General — The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund’s management, such withdrawal is in the best interest of the Fund. An order to purchase Institutional Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.
REDEEMING SHARES
You may redeem Institutional Shares of the Fund at any time and in any amount by mail or telephone. In an effort to deter market timing or other abusive trading activities, the Fund has adopted a redemption fee. A 2.00% redemption fee shall be imposed on any shares redeemed within ninety (90) days after purchase. The redemption fee is a percentage of the NAV at the time of redemption. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. This redemption fee is meant to prevent short-term trading in the Fund. The redemption fee shall not apply towards the shares purchased with the reinvestment of dividends. In determining the amount of any redemption fee, the shares having been held the longest in the account shall be considered redeemed first.
The Fund does not intend, under normal circumstances, to redeem its shares by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving securities may incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund's election.
For your protection, the Transfer Agent will not redeem your Institutional Shares until it has received all information and documents necessary for your request to be considered in “good order.” The Transfer Agent will promptly notify you if your redemption request is not in good order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Trust’s procedure is to redeem Institutional Shares at the NAV determined after the Transfer Agent receives the redemption request in good order, less any applicable redemption fees or deferred sales charge. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in good order. The Trust may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.
If you sell Institutional Shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.
Delivery of the proceeds of a redemption of Institutional Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.
By Mail — To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.
By Telephone — You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.
By Wire — If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

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The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.
ADDITIONAL INFORMATION
Signature Guarantees — To help protect you and the Fund from fraud, signature guarantees are required for: (i) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (ii) all requests to transfer the registration of shares to another owner; and (iii) all authorizations to establish or change telephone redemption service, other than through your initial account application.
In the case of redemption by mail, signature guarantees must appear on either: (i) the written request for redemption; or (ii) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of shares being redeemed. The Fund may waive these requirements in certain instances.
The following institutions are acceptable signature guarantors: (i) participants in good standing of the Securities Transfer Agents Medallion Program (“STAMP”); (ii) commercial banks which are members of the Federal Deposit Insurance Corporation (“FDIC”); (iii) trust companies; (iv) firms which are members of a domestic stock exchange; (v) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (vi) foreign branches of any of the above. In addition, the Fund will guarantee your signature if you personally visit its offices at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Transfer Agent cannot honor guarantees from a notary public, a savings and loan association, or a savings bank.
Good Order — Your order to buy shares is in good order when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in good order when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.
Exchange Privileges — You may exchange all or a portion of your shares in the Fund for the shares of the same class of other funds of the Trust, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You may pay a redemption fee on an exchange based on the date you bought the original shares you exchanged.
Frequent Purchases and Sales of Fund Shares — Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund’s portfolio by its Portfolio Managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance.
Funds (such as this Fund) that may invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”). In addition, if the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.
Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

9	Investing in Quality

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.
The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.
Modification or Termination — Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Fund reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Fund also reserves the right to refuse exchange requests by any person or group if, in the Fund’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund further reserves the right to restrict or refuse an exchange request if the Fund has received or anticipates simultaneous orders affecting significant portions of the Fund’s assets or detects a pattern of exchange requests that coincides with a “market timing” strategy. Although the Fund will attempt to give you prior notice when reasonable to do so, the Fund may modify or terminate the Exchange Privilege at any time.
How to Transfer Shares — If you wish to transfer Institutional Shares to another owner, send a written request to the Transfer Agent. Your request should include (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the Institutional Shares being transferred; (v) signature guarantees (See “Signature Guarantees”); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.
Account Statements and Shareholder Reports — Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.
Shareholder Communications — The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (877) 433-4363.
DISTRIBUTIONS AND TAXES
Dividends and Capital Gain Distributions — Dividends from net investment income, if any, are declared and paid at least annually. The Fund intends to distribute any net capital gains at least annually.
Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

10	Investing in Quality

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check the Fund’s distribution schedule before you invest.
Taxes — In general, Fund distributions are taxable to you as ordinary income, qualified dividend income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income, except that distributions that are designated as “qualified dividend income” will be taxable at the rates applicable to long-term capital gains. Absent further legislation, such long-term capital gains rates will not apply to qualified dividend income distributed after December 31, 2010. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable.
When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.
Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.
By law, the Fund must withhold 28% of your taxable distribution and proceeds if (i) you do not provide your correct taxpayer identification number (TIN) (ii) you fail to certify that your TIN is correct and that you are a U.S. person, or (iii) if the Internal Revenue Service (the “IRS”) has notified you that you are subject to backup withholding and the IRS instructs the Fund to do so.
The foregoing is a general summary of the federal income tax provisions regarding the taxation of the shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS
The Fund may be offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund’s Distributor. Investment professionals who offer Institutional Shares may request fees from their individual clients. If you invest through a financial intermediary, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.
Payments to Financial Intermediaries — The Adviser may make cash payments to financial intermediaries, including the Distributor, in connection with the promotion and sale of shares of the Fund. Cash payments may include cash revenue sharing payments and other payments for certain administrative and shareholder services, transaction processing services and certain other marketing support services. The Adviser may make these payments from its own resources. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with the Adviser or the Distributor.
The Adviser may make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Fund. The benefits that the Adviser receives when these payments are made include, among other things, placing the Fund on the financial intermediaries funds sales system, possibly placing the Fund on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Fund in its fund sales system (on its “sales shelf”). The Adviser compensates financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments that the Adviser makes may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (Asset-Based Payments). Asset-Based Payments primarily create incentives to retain previously sold shares of the Fund in investor accounts. The revenue sharing payments the Adviser may make may be also calculated on sales of new shares in the Fund attributable to a particular financial intermediary (Sales-Based Payments). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

11	Investing in Quality

The Adviser also may make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which the Adviser’s personnel may make presentations on the Fund to the financial intermediary’s sales force). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.
The Adviser is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of Fund or retain shares of the Fund in their clients’ accounts, the Adviser benefits from the incremental management fees paid to the Adviser by the Fund with respect to those assets. In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary about any payments it receives from the Adviser or the Fund, as well as about fees and/or commissions it charges.
Rule 18f-3 Plan— The Board of Trustees have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represents an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund.
As of the date of this SAI, the Fund is authorized to issue four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class R-3 Shares. The fees and expenses associated with each class of shares is described in the respective prospectus of the Fund for such class. The Trust and the Fund (and each of the classes thereof) will continue indefinitely until terminated.
General — The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund’s management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.
Redemption Fee— Institutional Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. A redemption fee of 2.00% applies if Institutional Shares are sold within ninety (90) days of purchase. The redemption fee is a percentage of the net asset value at the time of redemption. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a redemption fee. The Fund will use the first-in, first-out (“FIFO”) method to determine the ninety (90) day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than the ninety (90) day redemption period, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for the entire redemption period from the date of purchase. In addition, the redemption fee may be waived in certain circumstances, as discussed below.
Waiver of Redemption Fee — The redemption fee on Institutional Shares is waived for:
(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;
(2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;
(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and
(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).
Additional information regarding the waiver of redemption or sales charges may be obtained by calling the Fund at (877) 433-4363. All account information is subject to acceptance and verification by the Fund’s Distributor.

12	Investing in Quality

FINANCIAL HIGHLIGHTS INFORMATION
          Because the Fund is a new fund, there is no financial or performance information included in this prospectus for the Fund. The fiscal year end of the Fund is October 31, each year. Once the information becomes available, you may request this information at no charge by calling the Fund at (877) 433-4363.

13	Investing in Quality

OBTAINING ADDITIONAL INFORMATION

You’ll find more information about the Fund in the following documents:
The Fund’s annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.
For more information about the Fund, you may wish to refer to the Fund’s Statement of Additional Information (the “SAI”) dated December 17, 2007, which is on file with the SEC and incorporated by reference into this prospectus. If you have questions about this fund, another Diamond Portfolio Fund® or your account, or wish to obtain free copies of the Fund’s current SAI or annual or semiannual reports, please contact us by mail at Diamond Portfolio Investment Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or

By Telephone:	(877) 433-4363

By E-mail:	mail@shareholderservices.com

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: www.diamondportfolio.net
The fund’s most recent portfolio holdings, as filed on Form N-Q, are also available at www.diamondportfolio.net
Information about the Trust, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington D.C. 20549-0102.

Diamond Portfolio Large Cap Quality Growth Fund — Institutional Shares
SEC 1940 Act file number: 811-22129

14	Investing in Quality

DIAMOND PORTFOLIO INVESTMENT TRUST
Diamond Portfolio Large Cap Quality Growth Fund
R-3 Shares
PROSPECTUS

December 17, 2007

This prospectus describes the Diamond Portfolio Large Cap Quality Growth Fund (the “Fund”), a series of shares of the Diamond Portfolio Investment Trust (the “Trust”). The Fund is authorized to offer four classes of shares: one of which, R-3 Shares, is offered by this prospectus. Class A Shares (“A Shares”), Class C Shares (“C Shares”) and Institutional Shares (“Institutional Shares”) are offered by separate prospectuses. To obtain a prospectus for the Class A Shares, Class C Shares or the Institutional Shares, contact your financial intermediary or call (877) 433-4363.
As with all mutual fund securities, neither the U.S. Securities and Exchange Commission nor any state Securities commission has approved or disapproved of these securities or passed upon the accuracy or completeness of this prospectus. Any representation to the contrary is a criminal offense.
Investing in Quality

Investing in Quality

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The Fund’s investment objective is to seek to provide long-term growth of capital. The Fund’s investment objective may be changed without shareholder approval.
The Fund seeks to achieve its investment objective by investing in a portfolio consisting primarily of common stocks. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of “large capitalization” companies. This policy may be changed by the Board of Trustees of the Fund, without a vote of shareholders, upon 60 days’ prior notice. Typically, Diamond Portfolio Advisors, LLC (the “Adviser”), the adviser to the Fund, considers a company to be a “large capitalization” company if it has, at the time of purchase by the Fund, a market capitalization within the range of market values of issuers included in the Russell 1000® Index. The Russell 1000® Index is a widely recognized, unmanaged index of common stocks that measures the 1,000 largest securities in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represent approximately 98% of the investable U.S. equity market. On November 30, 2007, the market value of companies in the Russell 1000® Index varied from approximately $703 million to approximately $502.26 billion. The Adviser anticipates normally investing the majority of the assets of the Fund in the securities of issuers with market capitalizations greater than $5.0 billion. The Fund will not be limited to investing in securities of companies in any particular market. The Fund will operate as a diversified fund.
The Adviser utilizes a four-part investment process for the Fund, which integrates a rigorous qualitative assessment of a company’s character and competencies into a traditional financial analysis framework. The Fund’s investment process examines a company and its stock from four independent perspectives:
à	Fundamental Analysis

à	Quality Analysis

à	Valuation Analysis

à	Portfolio Construction
The fundamental analysis focuses on revenue growth, earnings growth, earnings stability, profitability and balance sheet strength. Companies that pass this fundamental analysis hurdle become candidates for the quality analysis.
In the quality analysis, the Adviser addresses an organization based on the character and competencies of the company. The Adviser believes that companies that demonstrate strength in character and core competencies will likely lead to their success over the competition. The Adviser will also focus in this portion of the analysis on a company’s corporate culture.
Once a company has passed both the hurdles set in the fundamental and quality analyses, the Adviser applies a valuation analysis that focuses on the appreciation potential of a company’s stock. The Adviser believes that because the standards set by the first two steps of the investment process are so stringent, this third step of the analysis will generally result in the Adviser focusing on a very select group of companies for inclusion in the Fund’s portfolio. In this portion of our strategy, we tend to focus on earnings growth — particularly, the relationship between a company’s price-to-earnings ratio and the long-term earnings growth rate.
If a stock passes all three of these stock-picking screens — fundamental, quality, valuation — it becomes a candidate for inclusion in the Fund’s portfolio. The Fund will generally remain both highly focused in stocks that the Adviser believes to exhibit superior potential and broadly diversified to limit over-exposure to any one sector of the market.
The Fund may invest up to 10% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”). In considering whether to purchase a foreign security, the Adviser considers the same characteristics of the foreign issuer that it considers when evaluating the securities of domestic issuers.
The Fund may take temporary “defensive” positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

1	Investing in Quality

PRINCIPAL RISKS OF INVESTING IN THE FUND
There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the fund will go up and down with the prices of the securities in which the Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. There is no assurance that the Adviser will achieve the Fund’s investment objective.
In addition the Fund is subject to the following risks:
Stock Market Risk — Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.
Management Risk — The Fund is actively managed by the Adviser. Therefore, like all actively managed mutual funds, the Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to under-perform relevant benchmarks or other funds with a similar investment objective. If the Adviser’s conclusions about such factors, including growth rates or securities values, among others, are incorrect, the Fund may not perform as anticipated.
Foreign Investing — The Fund’s investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries.
Depositary Receipts — In addition to the risk of foreign investments applicable to the underlying securities, unsponsored depositary receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current.
Portfolio Turnover — The Fund may engage in active and frequent trading of its portfolio securities. The Fund presently anticipates that its annualized portfolio turnover rate will not typically exceed 50% to 75%. A high portfolio turnover rate (e.g., a rate over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund’s shareholders.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2	Investing in Quality

FEES AND EXPENSES
Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund’s performance.
The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the R-3 class shares of the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund’s average daily net assets.

Shareholder Fees

(fees paid directly from
your investment)	R-3 Shares

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fees[1]	2.00%

Estimated Annual Fund Operating Expenses

(expenses that are deducted
from fund assets)	R-3 Shares
Advisory Fees	0.60%
Distribution and/or Service (12b-1) Fees	0.50%
Other Expenses[2]	0.74%
Total Annual Fund Operating Expenses	1.84%
Less Fee Waivers and Reimbursements[3]	(0.34)%
Net Annual Fund Operating Expenses	1.50%

3	Investing in Quality

Example:
The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund’s operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

Period Invested	1 Year	3 Years

Your Costs	$153	$546

Notes to Fees and Expenses:

[1]
A redemption fee of 2.00% is imposed on the proceeds of R-3 Shares redeemed within ninety (90) days of purchase and is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. The charge is a percentage of the net asset value at the time of redemption. See “Redeeming Shares” and “Distribution and Shareholder Servicing arrangements – Redemption Fee” for more information.

[2]
“Other Expenses” are based on estimates for the current fiscal year. Other Expenses include, among other expenses, administrative, custody and transfer agency fees. Other Expenses also include acquired fund fees and expenses which are expected to be less than 0.01%. Acquired fund fees and expenses are not fees or expenses incurred by the Fund directly, but are expenses of investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund’s investment in those investment companies. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

[3]
The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2009, so that the ratio of total annual operating expenses for the Fund’s R-3 Shares does not exceed 1.50%. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund's business, (vi) dividend expense on short sales, and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “acquired fund fees and expenses” as that term is described above. The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. For more information regarding this arrangement, please see the “Management-Investment Adviser” section of this Prospectus or the Statement of Additional Information of the Fund.

If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.
As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

4	Investing in Quality

DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund’s portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, which are filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR within 60 days of the Fund’s second and fourth fiscal quarter-ends, respectively, and on Form N-Q, which is filed with the SEC within 60 days of the Fund’s first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.diamondportfolio.net. To reach this information, access the fund’s portfolio page on the website.
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information.
MANAGEMENT
The Trust — The Trust was organized under the laws of the State of Delaware in September 2007. The Board of Trustees (the “Board”) of the Trust is responsible for the general oversight of the Trust and the Fund. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is commonly known as a “mutual fund.” The Trust has retained the Adviser to manage all aspects of the investments of the Fund.
Investment Adviser — Diamond Portfolio Advisors, LLC is located at 10940 Wilshire Blvd., Suite 600, Los Angeles, California 90024. The Adviser manages the investments of the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). The Adviser was founded in 2000 and provides investment management services to institutional and private clients. The Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records.
Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.60% of the average daily net assets of the Fund. A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s Semi-Annual Report to Shareholders for the period ending April 30, 2008.
In the interest of limiting the expenses of the Fund’s R-3 Shares, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other operating expenses of the Fund until February 28, 2009, so that the ratio of total annual operating expenses for the Fund’s R-3 Shares will not exceed 1.50% of the Fund’s average daily net assets. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “acquired fund fees and expenses” as that term is described above. The Adviser will be entitled to reimbursement of any fees waived or expenses reimbursed to the extent operating expenses do not exceed the limitation set forth above. The total amount of reimbursement recoverable by the Adviser (the “Reimbursement Amount”) is the sum of all fees previously waived or expenses reimbursed by the Adviser during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.
Portfolio Manager — Thomas M. Weary serves as the Portfolio Manager of the Fund, and Mr. Weary is primarily responsible for the day-to-day management of the Fund.
Thomas M. Weary is the President and Chief Executive Officer and a Portfolio Manager of the Adviser. Mr. Weary formed the Adviser and has over 20 years of investment experience. Mr. Weary received a B.A. in Philosophy from Harvard College.
The Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of shares of the Fund.

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SHAREHOLDER INFORMATION
The Fund’s share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally, 4:00 p.m. Eastern time) on each business day (the “Valuation Time”) that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund’s investments and other assets attributable to the Fund’s Institutional Shares, A Shares, C Shares and R-3 Shares, subtracting any liabilities attributable to the Fund’s Institutional Shares, A Shares, C Shares and R-3 Shares, respectively, and then dividing by the total number of the applicable classes’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.
Shares are bought at the public offering price per share next determined after a request has been received in good order. The public offering price of the Fund’s R-3 Shares is equal to the NAV. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in good order, less any applicable deferred sales charge. Any request received in good order before the Valuation Time will be processed the same business day. Any request received in good order after the Valuation Time will be processed the next business day.
The Fund’s securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Trust is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.
The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.
When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

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PURCHASING SHARES
Share Class Alternatives — The Fund currently offers four different classes of shares, one of which, R-3 Shares, is offered by this prospectus. Additional information concerning the Fund’s A Shares, C Shares and Institutional Shares is contained in the corresponding prospectuses for those share classes. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has different combinations of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objective and is most suitable for you in light of your particular circumstances.
Generally, Class R-3 Shares are generally available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R-3 Shares. Class R-3 Shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP, and SIMPLE IRAs.
You may purchase R-3 Shares of the Fund directly from First Dominion Capital Corp. (the “Distributor”) or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. R-3 Shares of the Fund are also offered through financial supermarkets, advisers and consultants and other investment professionals. In addition to the sales charges discussed herein, investment professionals who offer R-3 Shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.
Share Transactions — You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (877) 433-4363 or by contacting Fund Services, Inc. (the “Transfer Agent”), the Fund’s transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund’s shares, depending on your arrangement with the broker.
Customer Identification Program — Federal regulations require that the Fund obtain certain personal information about you when opening a new account. As a result, the Fund must obtain the following information for each person that opens a new account:
à	Name;

à	Date of birth (for individuals);

à	Residential or business street address (although post office boxes are still permitted for mailing); and

à	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.
After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.
If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Minimum Investments - There is no minimum balance or initial or subsequent purchase minimum for the R-3 Shares of the Fund.
By Mail — For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).
By Wire — You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (877) 433-4363 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund’s records. You will not have access to your shares until the Fund’s records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

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General — The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund’s management, such withdrawal is in the best interest of the Fund. An order to purchase R-3 Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.
REDEEMING SHARES
You may redeem R-3 Shares of the Fund at any time and in any amount by mail or telephone. In an effort to deter market timing or other abusive trading activities, the Fund has adopted a redemption fee. A 2.00% redemption fee shall be imposed on any shares redeemed within ninety (90) days after purchase. The redemption fee is a percentage of the NAV at the time of redemption. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. This redemption fee is meant to prevent short-term trading in the Fund. The redemption fee shall not apply towards the shares purchased with the reinvestment of dividends. In determining the amount of any redemption fee, the shares having been held the longest in the account shall be considered redeemed first.
The Fund does not intend, under normal circumstances, to redeem its shares by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving securities may incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.
For your protection, the Transfer Agent will not redeem your R-3 Shares until it has received all information and documents necessary for your request to be considered in “good order.” The Transfer Agent will promptly notify you if your redemption request is not in good order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Fund’s procedure is to redeem R-3 Shares at the NAV determined after the Transfer Agent receives the redemption request in good order, less any applicable redemption fees or deferred sales charge. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in good order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.
If you sell R-3 Shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.
Delivery of the proceeds of a redemption of R-3 Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.
By Mail — To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.
By Telephone — You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.
By Wire — If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.
The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

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ADDITIONAL INFORMATION
Signature Guarantees — To help protect you and the Fund from fraud, signature guarantees are required for: (i) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (ii) all requests to transfer the registration of shares to another owner; and (iii) all authorizations to establish or change telephone redemption service, other than through your initial account application.
In the case of redemption by mail, signature guarantees must appear on either: (i) the written request for redemption; or (ii) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of shares being redeemed. The Fund may waive these requirements in certain instances.
The following institutions are acceptable signature guarantors: (i) participants in good standing of the Securities Transfer Agents Medallion Program (“STAMP”); (ii) commercial banks which are members of the Federal Deposit Insurance Corporation (“FDIC”); (iii) trust companies; (iv) firms which are members of a domestic stock exchange; (v) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (vi) foreign branches of any of the above. In addition, the Fund will guarantee your signature if you personally visit its offices at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Transfer Agent cannot honor guarantees from a notary public, a savings and loan association, or a savings bank.
Good Order — Your order to buy shares is in good order when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in good order when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.
Exchange Privileges — You may exchange all or a portion of your shares in the Fund for the shares of the same class of other funds of the Trust, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You may pay a redemption fee on an exchange based on the date you bought the original shares you exchanged.
Frequent Purchases and Sales of Fund Shares — Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund’s portfolio by its Portfolio Managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance.
Funds (such as this Fund) that may invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”). In addition, if the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.
Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate

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purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.
The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.
The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.
Modification or Termination — Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Fund reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Fund also reserves the right to refuse exchange requests by any person or group if, in the Trust’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund further reserves the right to restrict or refuse an exchange request if the Fund has received or anticipates simultaneous orders affecting significant portions of the Fund’s assets or detects a pattern of exchange requests that coincides with a “market timing” strategy. Although the Fund will attempt to give you prior notice when reasonable to do so, the Fund may modify or terminate the Exchange Privilege at any time.
How to Transfer Shares — If you wish to transfer R-3 Shares to another owner, send a written request to the Transfer Agent. Your request should include (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the R-3 Shares being transferred; (v) signature guarantees (See “Signature Guarantees”); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.
Account Statements and Shareholder Reports — Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.
Shareholder Communications — The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (877) 433-4363.
DISTRIBUTIONS AND TAXES
Dividends and Capital Gain Distributions — Dividends from net investment income, if any, are declared and paid at least annually. The Fund intends to distribute any net capital gains at least annually.

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Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.
Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check the Fund’s distribution schedule before you invest.
Taxes — In general, Fund distributions are taxable to you as ordinary income, qualified dividend income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income, except that distributions that are designated as “qualified dividend income” will be taxable at the rates applicable to long-term capital gains. Absent further legislation, such long-term capital gains rates will not apply to qualified dividend income distributed after December 31, 2010. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable.
When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.
Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.
By law, the Fund must withhold 28% of your taxable distribution and proceeds if (i) you do not provide your correct taxpayer identification number (TIN)  (ii) you fail to certify that your TIN is correct and that you are a U.S. person, or (iii) if the Internal Revenue Service (the “IRS”) has notified you that you are subject to backup withholding and the IRS instructs the Fund to do so.
The foregoing is a general summary of the federal income tax provisions regarding the taxation of the shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS
The Fund may be offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund’s Distributor. Investment professionals who offer R-3 Shares may request fees from their individual clients. If you invest through a financial intermediary, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.
Plan of Distribution — The Fund has a Plan of Distribution or “12b-1 Plan” for its Class A Shares, Class C Shares and Class R-3 Shares under which it may finance certain activities primarily intended to result in the sale of such classes of shares.
The 12b-1 Plan for each class provides that the Fund will pay a distribution and shareholder servicing fee to the Distributor at an annual rate of up to 0.25% of the Class A Shares average daily net assets, up to 0.50% of the Class R-3 Shares average daily net assets and up to 1.00% of the Class C Shares average daily net assets. Payments for shareholder services are limited for each of the foregoing classes to 0.25%. Payments for distribution expenses under each 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by the Trust.” These costs may include payment of expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Shareholder servicing fees are paid for providing services to customers, which may include, but are not limited to, one or more of the following shareholder support services: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in the Fund; and (vi) responding to customer inquiries. Because 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these 12b-1 fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Service organizations may charge fees to their customers who are the beneficial owners of Class A Shares, Class C Shares and Class R-3 Shares, in connection with their accounts with such service organizations. Any such fees are not within and would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. The 12b-1 Plan provides that the Fund will compensate the Distributor at an annual rate described above regardless of the Distributor’s expenses. This type of 12b-1 Plan is known as a “compensation” plan. All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which

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shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board and by a majority of the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments.
Payments to Financial Intermediaries — The Adviser may make cash payments to financial intermediaries, including the Distributor in connection with the promotion and sale of shares of the Fund. Cash payments may include cash revenue sharing payments and other payments for certain administrative and shareholder services, transaction processing services and certain other marketing support services. The Adviser may make these payments from its own resources. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with the Adviser or the Distributor.
The Adviser may make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Fund. The benefits that the Adviser receives when these payments are made include, among other things, placing the Fund on the financial intermediaries funds sales system, possibly placing the Fund on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Fund in its fund sales system (on its “sales shelf”). The Adviser compensates financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments that the Adviser makes may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (Asset-Based Payments). Asset-Based Payments primarily create incentives to retain previously sold shares of the Fund in investor accounts. The revenue sharing payments the Adviser may make may be also calculated on sales of new shares in the Fund attributable to a particular financial intermediary (Sales-Based Payments). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.
The Adviser also may make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which the Adviser’s personnel may make presentations on the Fund to the financial intermediary’s sales force). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.
The Adviser is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of Fund or retain shares of the Fund in their clients’ accounts, the Adviser benefits from the incremental management fees paid to the Adviser by the Fund with respect to those assets. In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary about any payments it receives from the Adviser or the Fund, as well as about fees and/or commissions it charges.

12	Investing in Quality

Rule 18f-3 Plan — The Board of Trustees have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represents an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund.
As of the date of this SAI, the Fund is authorized to issue four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class R-3 Shares. The fees and expenses associated with each class of shares is described in the respective prospectus of the Fund for such class. The Trust and the Fund (and each of the classes thereof) will continue indefinitely until terminated.
General — The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund’s management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.
Redemption Fee - R-3 Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. A redemption fee of 2.00% applies if R-3 Shares are sold within ninety (90) days of purchase. The redemption fee is a percentage of the net asset value at the time of redemption. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a redemption fee. The Fund will use the first-in, first-out (“FIFO”) method to determine the ninety (90) day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than the ninety (90) day redemption period, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for the entire redemption period from the date of purchase. In addition, the redemption fee may be waived in certain circumstances, as discussed below.
Waiver of Redemption Fee — The redemption fee on R-3 is waived for:
(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;
(2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;
(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and
(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).
Additional information regarding the waiver of redemption or sales charges may be obtained by calling the Fund at (877) 433-4363. All account information is subject to acceptance and verification by the Fund’s Distributor.
FINANCIAL HIGHLIGHTS INFORMATION
     Because the Fund is a new fund, there is no financial or performance information included in this prospectus for the Fund. The fiscal year end of the Fund is October 31, each year. Once the information becomes available, you may request this information at no charge by calling the Fund at (877) 433-4363.

13	Investing in Quality

OBTAINING ADDITIONAL INFORMATION

You’ll find more information about the Fund in the following documents:
The Fund’s annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.
For more information about the Fund, you may wish to refer to the Fund’s Statement of Additional Information (the “SAI”) dated December 17, 2007, which is on file with the SEC and incorporated by reference into this prospectus. If you have questions about this fund, another Diamond Portfolio Fund® or your account, or wish to obtain free copies of the fund’s current SAI or annual or semiannual reports, please contact us by mail at Diamond Portfolio Investment Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or

By Telephone:	(877) 433-4363

By E-mail:	mail@shareholderservices.com

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: www.diamondportfolio.net
The fund’s most recent portfolio holdings, as filed on Form N-Q, are also available at www.diamondportfolio.net
Information about the Trust, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington D.C. 20549-0102.

Diamond Portfolio Large Cap Quality Growth Fund — R-3 Shares SEC 1940 Act file number: 811-22129

14	Investing in Quality

DIAMOND PORTFOLIO INVESTMENT TRUST
Diamond Portfolio Large Cap Quality Growth Fund
Class A Shares
Class C Shares
PROSPECTUS
December 17, 2007

This prospectus describes the Diamond Portfolio Large Cap Quality Growth Fund (the “Fund”), a series of shares of the Diamond Portfolio Investment Trust (the “Trust”). The Fund is authorized to offer four classes of shares: two of which, Class A Shares and Class C Shares are offered by this prospectus. Institutional Shares and Class R-3 Shares are offered by separate prospectuses. To obtain a prospectus for the Institutional Shares or the Class R-3 Shares, contact your financial intermediary or call (877) 433-4363.
As with all mutual fund securities, neither the U.S. Securities and Exchange Commission nor any state Securities commission has approved or disapproved of these securities or passed upon the accuracy or completeness of this prospectus. Any representation to the contrary is a criminal offense.

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The Fund’s investment objective is to seek to provide long-term growth of capital. The Fund’s investment objective may be changed without shareholder approval.
The Fund seeks to achieve its investment objective by investing in a portfolio consisting primarily of common stocks. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of “large capitalization” companies. This policy may be changed by the Board of Trustees of the Fund, without a vote of shareholders, upon 60 days’ prior notice. Typically, Diamond Portfolio Advisors, LLC (the “Adviser”), the adviser to the Fund, considers a company to be a “large capitalization” company if it has, at the time of purchase by the Fund, a market capitalization within the range of market values of issuers included in the Russell 1000® Index. The Russell 1000® Index is a widely recognized, unmanaged index of common stocks that measures the 1,000 largest securities in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. On November 30, 2007, the market value of companies in the Russell 1000® Index varied from approximately $703 million to approximately $502.26 billion. The Adviser anticipates normally investing the majority of the assets of the Fund in the securities of issuers with market capitalizations greater than $5.0 billion. The Fund will not be limited to investing in securities of companies in any particular market. The Fund will operate as a diversified fund.
The Adviser utilizes a four-part investment process for the Fund, which integrates a rigorous qualitative assessment of a company’s character and competencies into a traditional financial analysis framework. The Fund’s investment process examines a company and its stock from four independent perspectives:
à	Fundamental Analysis

à	Quality Analysis

à	Valuation Analysis

à	Portfolio Construction
The fundamental analysis focuses on revenue growth, earnings growth, earnings stability, profitability and balance sheet strength. Companies that pass this fundamental analysis hurdle become candidates for the quality analysis.
In the quality analysis, the Adviser addresses an organization based on the character and competencies of the company. The Adviser believes that companies that demonstrate strength in character and core competencies will likely lead to their success over the competition. The Adviser will also focus in this portion of the analysis on a company’s corporate culture.
Once a company has passed both the hurdles set in the fundamental and quality analyses, the Adviser applies a valuation analysis that focuses on the appreciation potential of a company’s stock. The Adviser believes that because the standards set by the first two steps of the investment process are so stringent, this third step of the analysis will generally result in the Adviser focusing on a very select group of companies for inclusion in the Fund’s portfolio. In this portion of our strategy, we tend to focus on earnings growth — particularly, the relationship between a company’s price-to-earnings ratio and the long-term earnings growth rate.
If a stock passes all three of these stock-picking screens — fundamental, quality, valuation — it becomes a candidate for inclusion in the Fund’s portfolio. The Fund will generally remain both highly focused in stocks that the Adviser believes to exhibit superior potential and broadly diversified to limit over-exposure to any one sector of the market.
The Fund may invest up to 10% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”). In considering whether to purchase a foreign security, the Adviser considers the same characteristics of the foreign issuer that it considers when evaluating the securities of domestic issuers.
The Fund may take temporary “defensive” positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

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PRINCIPAL RISKS OF INVESTING IN THE FUND
There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the fund will go up and down with the prices of the securities in which the Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. There is no assurance that the Adviser will achieve the Fund’s investment objective.
In addition the Fund is subject to the following risks:
Stock Market Risk — Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.
Management Risk — The Fund is actively managed by the Adviser. Therefore, like all actively managed mutual funds, the Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to under-perform relevant benchmarks or other funds with a similar investment objective. If the Adviser’s conclusions about such factors, including growth rates or securities values, among others, are incorrect, the Fund may not perform as anticipated.
Foreign Investing — The Fund’s investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries.
Depositary Receipts — In addition to the risk of foreign investments applicable to the underlying securities, unsponsored depositary receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current.
Portfolio Turnover — The Fund may engage in active and frequent trading of its portfolio securities. The Fund presently anticipates that its annualized portfolio turnover rate will not typically exceed 50% to 75%. A high portfolio turnover rate (e.g., a rate over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund’s shareholders.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FEES AND EXPENSES
Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund’s performance.
The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Class A Shares and Class C Shares of the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund’s average daily net assets.

Shareholder Fees
(fees paid directly from
your investment)	Class A Shares	Class C Shares

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.50%[1]	None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price
or redemption proceeds, whichever is less)	None [2]	1.00%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends
	None	None

Redemption Fees[3]	2.00%	2.00%

Estimated Annual Fund Operating Expenses
(expenses that are deducted
from fund assets)	Class A Shares	Class C Shares
Advisory Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[4]	0.74%	0.74%
Total Annual Fund Operating Expenses	1.59%	2.34%
Less Fee Waivers and Reimbursements[5]	(0.34)%	(0.34)%
Net Annual Fund Operating Expenses	1.25%	2.00%

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Example:
The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund’s operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

Period Invested	1 Year	3 Years

Class A Shares	$670	$993

Class C Shares	$303	$698

The examples assume payment of the applicable deferred sales charge at the time of redemption. If you hold Class C Shares, and you did not sell your shares during the periods indicated, your costs would be $203 for the one year period and $698 for the three year period.
Notes to Fees and Expenses:

[1]
Reduced rates apply to purchases Class A Shares over $25,000 and the sales charge is waived for certain classes of investors. Please see “Distribution and Shareholder Servicing Arrangements sales charge” for additional information.

[2]	A contingent deferred sales charge may apply in some cases see “Distribution and Shareholder Servicing Arrangements—Contingent Deferred Sales Charge.”

[3]
A redemption fee of 2.00% is imposed on the proceeds of Class A Shares and Class C Shares redeemed within ninety (90) days of purchase and is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. The charge is a percentage of the net asset value at the time of redemption. See “Redeeming Shares” and “Distribution and Shareholder Servicing arrangements — Redemption Fee” for more information

[4]
“Other Expenses” are based on estimates for the current fiscal year. Other Expenses include, among other expenses, administrative, custody and transfer agency fees. Other Expenses also include acquired fund fees and expenses which are expected to be less than 0.01%. Acquired fund fees and expenses are not fees or expenses incurred by the Fund directly, but are expenses of investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund’s investment in those investment companies. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

[5]
The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2009, so that the ratio of total annual operating expenses for the Fund’s Class A Shares and Class C Shares does not exceed 1.25% and 2.00%, respectively. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “acquired fund fees and expenses” as that term is described above. The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitations set forth above. For more information regarding this arrangement, please see the “Management-Investment Adviser” section of this Prospectus or the Statement of Additional Information of the Fund.

If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.
As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

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DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund’s portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, which are filed with the Securities and Exchanges Commission (“SEC”) on Form N-CSR within 60 days of the Fund’s second and fourth fiscal quarter-ends, respectively, and on Form N-Q, which is filed with the SEC within 60 days of the Fund’s first and third fiscal quarter-ends. In addition, portfolio holdings information for the Fund is available at http://www.diamondportfolio.net. To reach this information, access the Fund’s portfolio page on the website.
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information.
MANAGEMENT
The Trust — The Trust was organized under the laws of the State of Delaware in September 2007. The Board of Trustees (the “Board”) of the Trust is responsible for the general oversight of the Trust and the Fund. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is commonly known as a “mutual fund.” The Trust has retained the Adviser to manage all aspects of the investments of the Fund.
Investment Adviser — Diamond Portfolio Advisors, LLC is located at 10940 Wilshire Blvd., Suite 600, Los Angeles, California 90024. The Adviser manages the investments of the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). The Adviser was founded in 2000 and provides investment management services to institutional and private clients. The Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records.
Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.60% of the average daily net assets of the Fund. A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s Semi-Annual Report to Shareholders for the period ending April 30, 2008.
In the interest of limiting the expenses of the Fund’s Class A Shares and Class C Shares, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other operating expenses of the Fund until February 28, 2009, so that the ratio of total annual operating expenses for the Fund’s Class A Shares and Class C Shares will not exceed 1.25% and 2.00%, respectively, of the Fund’s average daily net assets. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “acquired fund fees and expenses” as that term is described above. The Adviser will be entitled to reimbursement of any fees waived or expenses reimbursed to the extent operating expenses do not exceed the limitation set forth above. The total amount of reimbursement recoverable by the Adviser (the “Reimbursement Amount”) is the sum of all fees previously waived or expenses reimbursed by the Adviser during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.
Portfolio Manager — Thomas M. Weary serves as the Portfolio Manager of the Fund, and Mr. Weary is primarily responsible for the day-to-day management of the Fund.
Thomas M. Weary is the President and Chief Executive Officer and a Portfolio Manager of the Adviser. Mr. Weary formed the Adviser and has over 20 years of investment experience. Mr. Weary received a B.A. in Philosophy from Harvard College.
The Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of shares of the Fund.

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SHAREHOLDER INFORMATION
The Fund’s share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally, 4:00 p.m. Eastern time) on each business day (the “Valuation Time”) that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund’s investments and other assets attributable to the Fund’s Institutional Shares, Class A Shares, Class C Shares and Class R-3 Shares, subtracting any liabilities attributable to the Fund’s Institutional Shares, Class A Shares, Class C Shares and Class R-3 Shares, respectively, and then dividing by the total number of the applicable classes’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.
Shares are bought at the public offering price per share next determined after a request has been received in good order. The public offering price of the Fund’s Class A Shares and Class C Shares is equal to the NAV plus any applicable initial sales charge. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in good order, less any applicable deferred sales charge. Any request received in good order before the Valuation Time will be processed the same business day. Any request received in good order after the Valuation Time will be processed the next business day.
The Fund’s securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Trust is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.
The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.
When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

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PURCHASING SHARES
Share Class Alternatives — The Fund currently offers four different classes of shares, two of which, Class A Shares and Class C Shares, are offered by this prospectus. Additional information concerning the Fund’s Institutional Shares and Class R-3 Shares is contained in the corresponding prospectuses for those share classes. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has different combinations of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives and is most suitable for you in light of your particular circumstance.
You may purchase Class A Shares and Class C Shares of the Fund directly from First Dominion Capital Corp. (the “Distributor”) or through brokers or dealers and other financial intermediaries who are authorized by the Distributor to sell shares of the Fund. The Fund’s shares may also be offered through financial supermarkets, advisers and consultants and other investment professionals. In addition to the sales charges discussed herein, investment professionals who offer Class A Shares and Class C Shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.
Share Transactions — You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (877) 433-4363 or by contacting Fund Services, Inc. (the “Transfer Agent”), the Fund’s transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund’s shares, depending on your arrangement with the broker.
Customer Identification Program — Federal regulations require that the Fund obtain certain personal information about you when opening a new account. As a result, the Fund must obtain the following information for each person that opens a new account:
à	Name;

à	Date of birth (for individuals);

à	Residential or business street address (although post office boxes are still permitted for mailing); and

à	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.
After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.
If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Minimum Investments — The minimum initial investment for each of Class A Shares and Class C Shares of the Fund is $1,000. Subsequent investments must be in amounts of $100 or more. The Fund may waive the minimum initial investment requirement for purchases made by trustees, officers and employees of the Adviser and the Trust. The Fund may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time. The Fund retains the right to refuse to accept any purchase order.
By Mail — For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

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By Wire — You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (877) 433-4363 or the Transfer Agent at (800) 628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund’s records. You will not have access to your shares until the Fund’s records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.
General — The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund’s management, such withdrawal is in the best interest of the Fund. An order to purchase shares Class A Shares or Class C Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.
REDEEMING SHARES
You may redeem Class A Shares and Class C Shares of the Fund at any time and in any amount by mail or telephone. In an effort to deter market timing or other abusive trading activities, the Fund has adopted a redemption fee. A 2.00% redemption fee shall be imposed on any shares redeemed within ninety (90) days after purchase. The redemption fee is a percentage of the NAV at the time of redemption. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. This redemption fee is meant to prevent short-term trading in the Fund. The redemption fee shall not apply towards the shares purchased with the reinvestment of dividends. In determining the amount of any redemption fee, the shares having been held the longest in the account shall be considered redeemed first.
The Fund does not intend, under normal circumstances, to redeem its shares by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving securities may incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.
For your protection, the Transfer Agent will not redeem your Class A Shares or Class C Shares until it has received all information and documents necessary for your request to be considered in “good order.” The Transfer Agent will promptly notify you if your redemption request is not in good order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Trust’s procedure is to redeem Class A Shares and Class C Shares at the NAV determined after the Transfer Agent receives the redemption request in good order, less any applicable deferred sales charge or redemption fee, as applicable. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in good order. The Trust may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.
If you sell Class A Shares or Class C Shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.
Delivery of the proceeds of a redemption of Class A Shares or Class C Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.
By Mail — To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.
By Telephone — You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

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By Wire — If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.
The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.
ADDITIONAL INFORMATION
Signature Guarantees — To help protect you and the Fund from fraud, signature guarantees are required for: (i) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (ii) all requests to transfer the registration of shares to another owner; and (iii) all authorizations to establish or change telephone redemption service, other than through your initial account application.
In the case of redemption by mail, signature guarantees must appear on either: (i) the written request for redemption; or (ii) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of shares being redeemed. The Fund may waive these requirements in certain instances.
The following institutions are acceptable signature guarantors: (i) participants in good standing of the Securities Transfer Agents Medallion Program (“STAMP”); (ii) commercial banks which are members of the Federal Deposit Insurance Corporation (“FDIC”); (iii) trust companies; (iv) firms which are members of a domestic stock exchange; (v) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (vi) foreign branches of any of the above. In addition, the Fund will guarantee your signature if you personally visit its offices at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Transfer Agent cannot honor guarantees from a notary public, a savings and loan association, or a savings bank.
Good Order — Your order to buy shares is in good order when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in good order when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.
Exchange Privileges — You may exchange all or a portion of your shares in the Fund for the shares of the same class of other funds of the Trust, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You may pay a redemption fee on an exchange based on the date you bought the original shares you exchanged.
Frequent Purchases and Sales of Fund Shares — Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund’s portfolio by its Portfolio Managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance.
Funds (such as this Fund) that may invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”). In addition, if the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short- term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

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Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.
The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.
The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.
Modification or Termination — Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Fund reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Fund also reserves the right to refuse exchange requests by any person or group if, in the Trust’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund further reserves the right to restrict or refuse an exchange request if the Fund has received or anticipates simultaneous orders affecting significant portions of the Fund’s assets or detects a pattern of exchange requests that coincides with a “market timing” strategy. Although the Fund will attempt to give you prior notice when reasonable to do so, the Fund may modify or terminate the Exchange Privilege at any time.
How to Transfer Shares — If you wish to transfer Class A Shares or Class Shares to another owner, send a written request to the Transfer Agent. Your request should include (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the Class A Shares or Class C Shares being transferred; (v) signature guarantees (See “Signature Guarantees”); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.
Account Statements and Shareholder Reports — Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

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Shareholder Communications — The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (877) 433-4363.
DISTRIBUTIONS AND TAXES
Dividends and Capital Gain Distributions — Dividends from net investment income, if any, are declared and paid at least annually. The Fund intends to distribute any net capital gains at least annually.
Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.
Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check the Fund’s distribution schedule before you invest.
Taxes — In general, Fund distributions are taxable to you as ordinary income, qualified dividend income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income, except that distributions that are designated as “qualified dividend income” will be taxable at the rates applicable to long-term capital gains. Absent further legislation, such long-term capital gains rates will not apply to qualified dividend income distributed after December 31, 2010. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable.
When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.
Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.
By law, the Fund must withhold 28% of your taxable distribution and proceeds if (i) you do not provide your correct taxpayer identification number (TIN) (ii) you fail to certify that your TIN is correct and that you are a U.S. person, or (iii) if the Internal Revenue Service (the “IRS”) has notified you that you are subject to backup withholding and the IRS instructs the Fund to do so.
The foregoing is a general summary of the federal income tax provisions regarding the taxation of the shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS
The Fund may be offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund’s Distributor. Investment professionals who offer Class A Shares and Class C Shares may request fees from their individual clients. If you invest through a financial intermediary, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge and a distribution fee.
Payments to Financial Intermediaries — The Adviser may make cash payments to financial intermediaries, including the Distributor in connection with the promotion and sale of shares of the Fund. Cash payments may include cash revenue sharing payments and other payments for certain administrative and shareholder services, transaction processing services and certain other marketing support services. The Adviser may make these payments from its

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own resources. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with the Adviser or the Distributor.
The Adviser may make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Fund. The benefits that the Adviser receives when these payments are made include, among other things, placing the Fund on the financial intermediaries funds sales system, possibly placing the Fund on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Fund in its fund sales system (on its “sales shelf”). The Adviser compensates financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments that the Adviser makes may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (Asset-Based Payments). Asset-Based Payments primarily create incentives to retain previously sold shares of the Fund in investor accounts. The revenue sharing payments the Adviser may make may be also calculated on sales of new shares in the Fund attributable to a particular financial intermediary (Sales-Based Payments). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.
The Adviser also may make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which the Adviser’s personnel may make presentations on the Fund to the financial intermediary’s sales force). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.
The Adviser is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of Fund or retain shares of the Fund in their clients’ accounts, the Adviser benefits from the incremental management fees paid to the Adviser by the Fund with respect to those assets. In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary about any payments it receives from the Adviser or the Fund, as well as about fees and/or commissions it charges.
General — The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund’s management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.
Redemption Fee — A redemption fee of 2.00% applies if Class A shares or Class C shares are sold within ninety (90) days of purchase. The redemption fee is a percentage of the net asset value at the time of redemption. Shares acquired through reinvesment of dividends or capital gain distributions are not subject to a redemtion fee.
The Fund will use the first-in, first-out (“FIFO”) method to determine the ninety (90) day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than the ninety (90) day redemption period, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for the entire redemption period from the date of purchase.
The redemption fee may be waived in certain circumstances discussed below, your shares may also be subject to a contingent deferred sales charge in addition to the redemption fee.
Sales Charge — Class A Shares are sold with a 5.50% front-end sales charge. The following schedule governs the percentage to be received by the selling broker-dealer firm for selling Class A Shares.

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		Sales Charge as Percentage of
Amount of Purchase at the Public	Offering	Net Amount	Discount as a Percentage
Offering Price	Price[1]	Invested	of Offering Price
Less than $25,000	5.50%	5.82%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1,000,000 or more	None	None	0.00%
[1]	The term “Offering Price” includes the front-end sales charge.
Contingent Deferred Sales Charge — You can purchase $1,000,000 or more (a “Large Purchase”) of Class A Shares at net asset value. However, if you redeem these shares prior to one year after the date of purchase, they will be subject to a contingent deferred sales charge (“CDSC”) of 1.00%.
Some retirement plans can purchase Class A Shares at their net asset value per share. If a concession is paid to the dealer of record in connection with a Large Purchase of Class A Shares by a retirement plan, the Class A Shares may be subject to a 1.00% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan’s initial purchase.
You can purchase Class C Shares at their net asset value per share. However, if you redeem these shares prior to one year after the date of purchase, they are subject to a CDSC of 1.00%.
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then shares in the order of purchase.
Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances, as discussed below.
While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short time trading effected through certain financial intermediaries.
Computing a CDSC — The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market values net of reinvested dividends and capital gains distributions. The Fund will use the FIFO method to determine the one year holding period under this method, the date of redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than the one year period, the CDSC will be assessed. The CDSC will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for the entire one year period from the date of purchase.
Sales charge reductions and waivers — To receive a reduction or waiver of your initial sales charge, you or your financial consultant must notify the Fund’s transfer agent or your financial intermediary at the time of purchase that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the Fund’s transfer agent know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the Fund’s transfer agent can verify your eligibility for the reduction or exception. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the Fund’s transfer agent with evidence of your qualification for the reduction or waiver, such as records regarding Fund shares held in accounts with that financial intermediary and other financial intermediaries. Consult the Fund’s Statement of Additional Information for additional details.
You can reduce your initial sales charge in the following ways:
Right of Accumulation — After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).
Statement of Intention — A reduced sales charge on Class A Shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.
Combine with family member — You can also count toward the amount of your investment all investments by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges, such as: a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and a qualified tuition plan account, maintained pursuant to

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Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).
Waiver of Front-end Sales Charges — Class A Shares
No sales charge shall apply to:
à	Reinvestment of income dividends and capital gain distributions;

à	Exchanges of one fund’s shares for those of another fund if a sales charge was paid at the time of the original purchase;

à
Purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser and its affiliates, the Distributor and by members of their immediate families (“immediate family” means your spouse, children, grandchildren, parents, grandparents, parent-in-laws, brothers, sisters, aunts and uncles, nieces and nephews) and employees (including immediate family members) of a broker-dealer distributing Fund shares;

à	Purchases of Fund shares by the Fund’s Distributor for their own investment account and for investment purposes only;

à
A “qualified institutional buyer,” as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

à	A charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the “Code”), as well as other charitable trusts and endowments, investing $50,000 or more;

à	A charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

à
Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

à
Institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and “rabbi trusts”;

à
The purchase of Fund shares, if available, through certain third-party fund “supermarkets.” Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer; and

à	Purchases of $1 million or more.
Waiver of Redemption Fee and/or Deferred Sales Charge — The redemption fee and/or deferred sales charge on Class A and Class C Shares is waived for:
à	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

à	Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

à	Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

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à	Withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Contingent Deferred Sales Charge Exceptions — You will not pay a CDSC:
à	If you redeem Class C Shares you held for more than one year;

à
If you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A Shares or Class C Shares held through such plan that would otherwise be subject to a CDSC;

à
If you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan’s initial purchase, all of the Class A or Class C Shares held through such plan that would otherwise be subject to a CDSC;

à	If you are a participant in a qualified retirement plan and redeem Class A or Class C Shares in order to fund a distribution;

à	For redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

à	If you redeem shares acquired through reinvestment of dividends and distributions; and

à	On increases in the net asset value of your shares.
If one of these exceptions applies, please contact the Transfer Agent prior to processing the redemption.
Additional information regarding the waiver of sales charges may be obtained by calling the Trust at (877)433-4363. All account information is subject to acceptance and verification by the Fund’s Distributor.
Plan of Distribution — The Fund has a Plan of Distribution or “12b-1 Plan” for its Class A Shares, Class C Shares and Class R-3 Shares under which it may finance certain activities primarily intended to result in the sale of such classes of shares.
The 12b-1 Plan for each class provides that the Fund will pay a distribution and shareholder servicing fee to the Distributor at an annual rate of up to 0.25% of the Class A shares average daily net assets, up to 0.50% of the Class R-3 Shares average daily net assets and up to 1.00% of the Class C Shares average daily net assets. Payments for shareholder services are limited for each of the foregoing classes to 0.25%. Payments for distribution expenses under each 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by the Trust.” These costs may include payment of expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Shareholder servicing fees are paid for providing services to customers, which may include, but are not llimited to, one or more of the following shareholder support services: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in the Fund; (vi) responding to customer inquiries. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these 12b-1 fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Service organizations may charge fees to their customers who are the beneficial owners of Class A Shares, Class C Shares and Class R-3 Shares, in connection with their accounts with such service organizations. Any such fees are not within and would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan.
The 12b-1 Plan provides that the Fund will compensate the Distributor at an annual rates described above regardless of the Distributor’s expenses. This type of 12b-1 Plan is known as a “compensation” plan. All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board and by a majority of the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments.
Rule 18f-3 Plan — The Board of Trustees have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represents an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund.
As of the date of this SAI, the Fund is authorized to issue four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class R-3 Shares. The fees and expenses associated with each class of shares is described in the respective prospectus of the Fund for such class. The Trust and the Fund (and each of the classes thereof) will continue indefinitely until terminated.
FINANCIAL HIGHLIGHTS INFORMATION
     Because the Fund is a new fund, there is no financial or performance information included in this prospectus for the Fund. The fiscal year end of the Fund is October 31, each year. Once the information becomes available, you may request this information at no charge by calling the Fund at (877) 433-4363.

Investing in Quality

15

OBTAINING ADDITIONAL INFORMATION

You’ll find more information about the Fund in the following documents:
The Fund’s annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.
For more information about the Fund, you may wish to refer to the Fund’s Statement of Additional Information (the “SAI”) dated December 17, 2007, which is on file with the SEC and incorporated by reference into this prospectus. If you have questions about this fund, another Diamond Portfolio Fund® or your account, or wish to obtain free copies of the Fund’s current SAI or annual or semiannual reports, please contact us by mail at Diamond Portfolio Investment Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or

Information about the Trust, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington D.C. 20549-0102.

By Telephone:	(877) 433-4363

By E-mail:	mail@shareholderservices.com

On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: www.diamondportfolio.net
The fund’s most recent portfolio holdings, as filed on Form N-Q, are also available at www.diamondportfolio.net

Diamond Portfolio Large Cap Quality Growth Fund -
Class A Shares
Class C Shares
SEC 1940 Act file number: 811-22129

Investing in Quality

16

DIAMOND PORTFOLIO INVESTMENT TRUST
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(877) 433-4363
Diamond Portfolio Large Cap Quality Growth Fund
STATEMENT OF ADDITIONAL INFORMATION
December 17, 2007
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses of the Diamond Portfolio Large Cap Quality Growth Fund (the “Fund”), as listed below, as they may be supplemented or revised from time to time. You may obtain the prospectuses of the Fund, free of charge, by writing to Diamond Portfolio Investment Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (877) 433-4363.
Current prospectuses:
•	Institutional Shares dated December 17, 2007; and

•	Class R-3 Shares dated December 17, 2007 and;

•	Class A Shares and Class C Shares dated December 17, 2007

GENERAL INFORMATION
The Diamond Portfolio Investment Trust (the “Trust”) was organized under the laws of the State of Delaware as a Delaware statutory trust on September 24, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of the dates of this SAI, the Trust consists of one series portfolio — Diamond Portfolio Large Cap Quality Growth Fund series (the “Fund”). Under the Agreement and Declaration of Trust, effective September 24, 2007 (the “Trust Agreement”), the Board of Trustees of the Trust (the “Board”) is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust. The Fund will Operate as a diversified fund.
The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust (“Disabling Conduct”). The Trust’s Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust’s Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.
SHARES OF BENEFICIAL INTEREST
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each share of a Fund generally has the same dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of the Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. There are no conversion rights.
The Declaration of Trust provides for voting rights based on a shareholder’s total dollar investment (dollar-based voting), rather than on the number of shares owned. As a result, voting power is allocated in proportion to the value of each shareholder’s investment. On matters affecting the Fund or class of shares of the Fund, a separate vote of shareholders of the Fund or class is required. Shareholders of a class are not entitled to vote on any matter which does not affect that class but that requires a separate vote of another class. For instance, only shareholders of a specific class may vote on matters relating to that class’ 12b-1 Plan.
If they deem it advisable and in the best interests of shareholders, the Trustees may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the Trustees create a new fund or funds then dollar-based voting provides a more equitable distribution of voting rights for Trust-wide votes than a one-share, one-vote system. The voting power of each shareholder would be commensurate with the value of the shareholder’s dollar investment rather than with the number of shares held. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees. Upon the Trust’s liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.
Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.
Shareholders of the Fund do not have the right to demand or require the Trust to issue share certificates and share certificates are generally not issued.
Rule 18f-3 Plan — The Board of Trustees have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represents an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund.
As of the date of this SAI, the Fund is authorized to issue four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class R-3 Shares. The fees and expenses associated with each class of shares is described in the respective prospectus of the Fund for such class. The Trust and the Fund (and each of the classes thereof) will continue indefinitely until terminated.
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS
The following information supplements the discussion of the Fund’s investment objective and policies. The Fund’s fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a “majority of outstanding voting shares” means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The Fund’s investment objective, investment programs, restrictions and the operating policies of the Fund that are not fundamental policies and can be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval.
INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek to provide long-term growth of capital. All investments entail some market and other risks. For instance, there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program. The Fund’s investment objective is non-fundamental and therefore, may be changed without shareholder approval.
STRATEGIES AND RISKS
The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund’s prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.
INVESTMENT PROGRAMS
Equity Securities — Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of a fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:
Common Stocks — Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.
Warrants — The Fund may invest in warrants and considers such securities to be “equity securities” for purposes of its investment strategies. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.
Call Options — A call option gives the purchaser the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option regardless of the market price or exchange rate of the security as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be “open.” When an option expires or is offset, the option is said to be “closed.”
Pursuant to federal securities rules and regulations, if a Fund writes options, it may be required to set aside assets to reduce the risks associated with using those options. This process is described below in more detail as “Cover.”
Writing Options — The Fund may write call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security alone. The Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline.
If an option that the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercise, the Fund will realize a gain or loss from the sale of the underlying security, which will be increased or offset by the premium received. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time.
Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called or to permit the sale of the underlying security.
Cover — Transactions using options (other than options purchased by the Fund) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless, it owns either (1) an offsetting (“covered”) position in securities, currencies, or other options; or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that an option is deemed to be illiquid, the assets used to “cover” the Fund’s obligation will also be treated as illiquid for purposes of determining the Fund’s maximum allowable investment in illiquid securities.
Assets used as cover cannot be sold while the position in the corresponding option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund’s assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Securities — The Fund may invest up to 10% of its total assets in foreign securities.
Foreign securities are equity or debt securities issued by outside the United States, and included securities in the form of American Depositary Receipts (“ADRs”). Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.
Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail some or all of the risks set forth below. Investments by a Fund in ADRs, also may entail some or all of the risks described below.
Currency Risk — The value of the Funds’ foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.
Political and Economic Risk — The economies of many of the countries in which the Fund may invest may not be as developed as the United States’ economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund’s investments.
Regulatory Risk — The securities of Foreign companies may not be registered with the Securities and Exchange Commission (“SEC”) and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund’s shareholders.
Market Risk — The securities markets in many of the countries in which the Fund may invest may have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.
Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks — The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:
Bankers’ Acceptances — Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.
Certificates of Deposit — Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.
Time Deposits — Time deposits are non negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.
Repurchase Agreements — As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. government securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller’s agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by the Fund. The Fund’s investment adviser, Diamond Portfolio Advisors, LLC (the “Adviser”), monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund’s right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.
Debt Securities — The Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. Under normal circumstances, the Fund will invest at least 80% of its net assets in the equity securities of “large capitalization” companies. The Fund may invest up to 20% of its assets in high quality money market instruments and repurchase agreements. Such securities include obligations of governments, instrumentalities and corporations. The high quality money market securities in which the Fund may invest will be rated at the time of purchase in the top two ratings categories by Moody’s Investors Service, Inc. (“Moody’s”), or by Standard & Poor’s Rating Group (“S&P”), or will be determined to be of equivalent quality by the Adviser.
Commercial Paper — Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted.
Debentures — The Fund may invest in debentures, which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.
Depositary Receipts — American Depositary Receipts (“ADRs”) are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.
Like ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and Registered Depositary Certificates (“RDCs”) represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may also invest in EDRs, GDRs and RDCs. EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S.
U.S. Government Securities — The Fund may invest in U.S. government securities. The term “U.S. Government Securities” refers to a variety of securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. government agencies or U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision.
Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.
Other Investment Companies — An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies’ fees and expenses.
Temporary Defensive Position — The Fund may take temporary “defensive” positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash on money market instruments in a defensive posture when the Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its instrument objective.
Portfolio Turnover — Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund’s portfolio whenever necessary, in the Adviser’s opinion, to meet the Fund’s objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be between 50% and 75%.

INVESTMENT RESTRICTIONS
Fundamental Investment Policies and Restrictions — The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the outstanding shares of the Fund.
1.
The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff, or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

2.	The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act Laws, Interpretations and Exemptions.

3.	The Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act Laws, Interpretations and Exemptions.

4.
The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5.
The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6.
The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

7.	The Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act Laws, Interpretations and Exemptions.
The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change, as well as pursuant to any new provisions of the 1940 Act passed into law or new rules adopted under the 1940 Act by the SEC.
Non-Fundamental Policies and Restriction — In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board without shareholder approval.
As a matter of non-fundamental policy, the Fund may not:
1.
With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.

2.
Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3.
Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money, from any source, for temporary purposes in an amount not exceeding 5% of its total assets.

4.
Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.
Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.	Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

7.	Invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, under normal circumstances, in equity securities of large capitalization companies.
DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS
The Trust maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders. The Board reviews these policies and procedures as necessary and compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., “non- standard disclosure”). The Board has also delegated authority to the officers of the Trust and Adviser to provide such information in certain circumstances (see below).
The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.
The Trust’s service providers which have contracted to provide services to the Trust and its funds, including, for example, the custodian and the fund accountants, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust has the following ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings information:
1.
to the Trust’s auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;

2.	to financial printers (Bowne & Co, Inc) within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings; and

3.	to the Trust’s administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.
The Trust’s service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities.
Additionally, the Adviser may establish ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings information for which the Adviser determines that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, these third parties may include:
1.	financial data processing companies that provide automated data scanning and monitoring services for the Fund;

2.	research companies that allow the Adviser to perform attribution analysis for the Fund; and

3.	the Adviser’s proxy voting agent to assess and vote proxies on behalf of the Fund.
From time to time, employees of the Adviser may express their views orally or in writing on the Fund’s portfolio securities or may state that the Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings. These views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Fund, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Adviser determines that the Fund has a legitimate business purpose for doing so. The nature and content of the views and statements provided to each of these persons may differ. From time to time, employees of the Adviser also may provide oral or written information (“portfolio commentary”) about the Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. The Adviser may also provide oral or written information (“statistical information”) about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharp ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.
Additionally, employees of the Adviser may disclose one or more of the portfolio securities of the Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Fund’s portfolio securities. The Adviser does not enter into formal non-disclosure or confidentiality agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who the Adviser believed was misusing the disclosed information.

The Adviser may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to the Fund and thus have similar portfolio holdings. The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Adviser discloses portfolio holdings for the Fund.
The Trust and the Adviser currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.
All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, any principal underwriter for the Trust or an affiliated person of the Trust (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board.
Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Affiliated persons of the Trust and third party service providers of the Trust receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.
Neither the Trust nor its Adviser or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.
MANAGEMENT OF THE TRUST
Trustees and Officers — The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders. The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses and ages of the Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Adviser and the principal underwriter, and officers of the Trust, are noted with an asterisk(*).

		Number of	Principal	Other Directorships by
	Position(s) Held	Funds in	Occupation(s)	Trustees and Number of
Name, Age and	with Trust and	Trust	During the Past Five	Funds in the Complex
Address	Tenure	Overseen	Years	Overseen
Interested Trustees

Thomas M. Weary* (47) 10940 Wilshire Blvd., Suite 600, Los Angeles, California 90024	Chairman, Trustee, President and Principal Executive Officer since 2007	1	President and Chief Executive Officer of Diamond Portfolio Advisors, LLC (2000 to present)	None

Franklin A. Trice, III * (44) 8730 Stony Point Parkway, Suite 205, Richmond, Virginia, 23235	Trustee since 2007	1	Managing Director of Marketing of Commonwealth Shareholder Services, Inc. (2003 to present)	None

		Number of	Principal	Other Directorships by
	Position(s) Held	Funds in	Occupation(s)	Trustees and Number of
Name, Age and	with Trust and	Trust	During the Past Five	Funds in the Complex
Address	Tenure	Overseen	Years	Overseen
Non-Interested Trustees

Eric V. Salo (42) 401 Wilshire Blvd, # 700 Santa Monica, California 90401	Trustee since 2007	1	Senior Vice President Asset Management of Macerich (1987 to present)	None.

Thomas J. Schulte (51) 11755 Wilshire Blvd., Suite 900, Los Angeles, California 90025	Trustee since 2007	1	Audit Partner of RBZ, LLP (1992 to present)	Board Member and Audit Committee Chair of Virco, Inc. (July, 2007 to present)

Ahmed E. Yehia (60) 2928 Washington Avenue, Santa Monica, California 90403	Trustee since 2007	1	Chairman and Chief Executive Officer of Quantum Leadership Solutions, LLC (1996 to present)	None
Other Officers

Karen M. Shupe (42) 8730 Stony Point Parkway, Suite 205, Richmond Virginia 23235	Secretary, Treasurer and Principal Financial Officer since 2007	N/A	Executive Vice President of Administration and Accounting, Commonwealth Shareholder Services, Inc. (2003 to present)	N/A

Julian G. Winters (39) 1701 Sunset Avenue, Suite 203, Rocky Mount, North Carolina 27804	Vice President and Chief Compliance Officer since 2007	N/A	Managing Member of Watermark Solutions, LLC (March, 2007 to present) Chief Compliance Officer of Nottingham Investment Trust II (2004 to Present); Vice President Compliance Administration of The Nottingham Company (1998 to 2007)	N/A

Julia A. Gibbs (27) 8730 Stony Point Parkway, Suite 205, Richmond Virginia 23235	Assistant Secretary and Assistant Treasurer since 2007	N/A	Managing Director of Client Services of Commonwealth Shareholder Services, Inc. (2003 to present)	N/A

J. Michael Tuohey (46) 8730 Stony Point Parkway, Suite 205, Richmond Virginia 23235	Anti-Money Laundering Compliance Officer since 2007	N/A	Director of Transfer Agent Operations of Fund Services, Inc. (1990 to present)	N/A

*
Messrs. Weary and Trice are each considered to be an “interested person” as that term is defined in the 1940 Act. Mr. Weary is considered to be an interested person of the Trust because he is the President and Chief Executive Officer of the Adviser. Mr. Trice is considered to be an interested person of the Fund because he is an affiliated person of First Dominion Capital Corp., which serves as principal underwriter of the Fund.

Each Trustee holds office for an indefinite term and until the earlier of: the Trust’s next annual meeting of shareholders and the election and qualification of his successor; or until the date a Trustee dies, resigns or is removed in accordance with the Trust’s Trust Agreement and Bylaws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.
The Trust has a standing Audit Committee of the Board composed of Eric V. Salo, Thomas J. Schulte, and Ahmed E. Yehia. Thomas J. Schulte is the Chairman of the Audit Committee. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board. The Audit Committee was recently formed and will meet periodically as necessary. Since the Trust has not commenced operations there have not been any Audit Committee meetings as of the date hereof.
The Trust has a standing Governance and Nominating Committee of the Board composed of Eric V. Salo, Thomas J. Schulte and Ahmed E. Yehia. The Governance and Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. Although the Governance and Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as Trustees, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Trust, in writing, at the address listed on the cover of this SAI. The Governance and Nominating Committee may also review, evaluate and recommend changes to the policies and procedures of the Trust, consider possible conflicts, and generally advise the Board on corporate governance matters. The Governance and Nominating Committee was recently formed and will meet periodically as necessary. Since the Trust has not commenced operations there have not been any Governance and Nominating Committee meetings as of the date hereof.
The Trust has a standing Pricing and Brokerage Committee of the Board composed of Eric V. Salo, Thomas J. Schulte, and Ahmed E. Yehia. The Pricing and Brokerage Committee, under procedures established by the Board, determines a price for a security held by a fund when there is no readily available market price for that security. The Pricing and Brokerage Committee reports its findings to the full Board on a quarterly basis, as necessary. The Pricing and Brokerage Committee was recently formed and will meet periodically as necessary. Since the Trust has not commenced operations there have not been any Pricing and Brokerage Committee meetings as of the date hereof.
The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund, as of a valuation date of December 11, 2007 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Aggregate Dollar Range of Equity
	Dollar Range of Equity	Securities in all Funds of the Trust
Name of Trustee	Securities in the Fund	Overseen by the Trustees
Interested Trustees
Thomas M. Weary Franklin A. Trice, III	D A	D A
Non-Interested Trustees
Eric V. Salo Thomas J. Schulte Ahmed E. Yehia	A A A	A A A
The Trust does not compensate the Trustees and officers who are officers or employees of the Adviser, the Distributor or any other service provider to the Trust. The non-interested Trustees receive an annual fee of $2000.00 and a fee of $1500.00 per series of the Trust per meeting attended in person or by telephone, and $1000.00 per series of the Trust for each commitee meeting of the Trustees which they attend in person or by telephone. Trustees and officers are reimbursed for travel and other out-of-pocket expenses. The Trust does not offer any retirement benefits for Trustees.
For the year ended October 31, 2007, the Trustees received the following compensation from the Trust:

	Aggregate
	Compensation	Pension or
	From the Fund for	Retirement Benefits
Name and Position	Fiscal Year Ended	Accrued as Part of	Total Compensation
Held	October 31, 2007(1)	Fund Expenses(1)	from the Trust(1)
Interested Trustees
Thomas M. Weary, Trustee, Chairman, President and Principal Excutive Officer	$0	N/A	$0
Franklin A. Trice, III, Trustee	$0	N/A	$0
Non-Interested Trustees
Eric V. Salo, Trustee	$0	N/A	$0
Thomas J. Schulte, Trustee	$0	N/A	$0
Ahmed E. Yehia, Trustee	$0	N/A	$0

(1)	As of the date of this SAI, the Trustees have not received any compensation from the Trust.

Policies Concerning Personal Investment Activities — The Fund, the Adviser and FDCC have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.
The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D. C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.
Proxy Voting Policies — The Trust is required to disclose information concerning the Fund’s proxy voting policies and procedures to shareholders. The Board has delegated to the Adviser the responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling (877) 433-4363 and (2) on the SEC’s website at http://www.sec.gov.
PRINCIPAL HOLDER OF SECURITIES
As of December 12, 2007, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) 0.00% of the then outstanding shares of the Fund. On the same date, Thomas M. Weary, the initial shareholder, owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the Fund as of December 12, 2007.
Institutional Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

Thomas M. Weary	9,997 Shares	100%*
10940 Wilshire Blvd., Suite 600
Los Angeles, California 90024
Class R-3 Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

Thomas M. Weary	1 Share	100%*
10940 Wilshire Blvd., Suite 600
Los Angeles, California 90024
Class A Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

Thomas M. Weary	1 Share	100%*
10940 Wilshire Blvd., Suite 600
Los Angeles, California 90024
Class C Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

Thomas M. Weary	1 Share	100%*
10940 Wilshire Blvd., Suite 600
Los Angeles, California 90024

*	Deemed to “control” the shares of the Fund, as defined by applicable SEC regulations. Mr. Weary is a Member of the Advisor and the portfolio manager of the Fund.
INVESTMENT ADVISER AND ADVISORY AGREEMENT
Investment Adviser – The Adviser, located at 10940 Wilshire Blvd.  Suite 600, Los Angeles, California 90024, is the Fund’s investment adviser. The Adviser is controlled by Mr. Thomas M. Weary. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was founded in 2000 and provides investment management services to corporations, investment companies, endowments and foundations, governments and public agencies, Labor Unions, and high net worth individuals and families. The Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records. Mr. Weary is an affiliated person of the Fund because he is the President, Principal Executive Officer, Chairman and Trustee of the Fund. Mr. Weary is also an affiliated person of the Adviser because he is the Adviser’s President and Chief Executive Officer.
The Adviser currently provides investment advisory services pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser, subject to the supervision of the Trustees, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund’s investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Trustees such periodic or other reports as the Trustees may request.
Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.
The Adviser has contractually agreed to waive or limit its fees until February 28, 2009, so that the ratio of total annual operating expenses for the Fund’s Institutional Shares, Class A Shares, Class C Shares and Class R-3 Shares are limited to 1.00%, 1.25%, 2.00% and 1.50%, respectively. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “acquired fund fees and expenses” as that term is described above. The Adviser may be entitled to reimbursement of fees waived and expenses reimbursed, provided overall expenses fall below the limitations set forth above. The total amount of reimbursement recoverable by the Adviser (the “Reimbursement Amount”) is the sum of all fees previously waived or expenses reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.
Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.60% on the average daily net assets of the Fund.
PORTFOLIO MANAGERS
This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated. Thomas M. Weary is the portfolio manager.
Compensation — The Adviser compensates the Fund’s portfolio manager for the management of the Fund and other accounts managed by the Adviser. The Fund’s portfolio manager’s compensation consists of a cash salary (a relatively fixed component) and an annual distribution, which is dependent on the profitability of the Adviser. Firm revenues are derived from investment management fees which are based on the market value of assets under management for all accounts, including the Fund.
Fund Shares Owned by Portfolio Managers — The Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Fund is new and, therefore, has not completed a fiscal year. The portfolio manager, Mr. Weary beneficially owned $50,000 — $100,000 equity securities in the Fund as of the date of registration.
Other Accounts — In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of the date of registration.

Registered Investment
	Companies		Other Pooled
	(Excluding the Fund)		Investment Vehicles		Other Accounts
	(assets in millions)		(assets in millions)		(assets in millions)
Number
	Number of		of		Number of
Name	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Thomas M. Weary	0	$0	0	$0	53	$71.4
Conflicts of Interests — The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.
The Adviser has also adopted trading policies and procedures with the objective of treating all clients fairly so that over time no client is advantaged or disadvantaged over another. Where the Adviser has discretionary trading authority, it will bunch orders for execution with the result that each client participating in the aggregated order participates at an average share price. Commission costs are shared on a pro-rata basis. Clients may direct the Adviser to execute trades with a specific broker causing them to be excluded from bunched orders. The Adviser utilizes a random rotation process in an attempt to not disadvantage any one client over another.

OTHER SERVICE PROVIDERS
Administration — Pursuant to the Administrative Services Agreement with the Trust (the “Services Agreement”), CSS, located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the administrator of the Fund. CSS supervises all aspects of the operation of the Fund, except those performed by the Adviser and the Trust’s other service providers. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.
As administrator, CSS receives an asset-based fee, computed daily and paid monthly at the annual rate of 0.10% (with a minimum annual fee of $30,000) on Fund assets up to $100 million, and 0.07% on Fund assets in excess of $100 million, of the average daily net assets of the Fund (which includes regulatory matters, backup of the pricing of shares of the Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS also receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.
Custodian — Pursuant to a Custodian Agreement with the Trust, UMB Bank (“UMB”), 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, acts as the custodian of the Fund’s securities and cash. With the consent of the Trust, UMB has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. UMB is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the United States. Such appointments are subject to appropriate review by the Trust’s Board of Trustees.
Accounting Services — Pursuant to an Accounting Service Agreement (the “Accounting Agreement”), Commonwealth Fund Accounting, Inc. (“CFA”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Trust. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses.
Transfer Agent — Pursuant to a Transfer Agency and Services Agreement with the Trust, Fund Services, Inc. (“FSI” or the “Transfer Agent”) acts as the Fund’s transfer and disbursing agent. FSI is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.
FSI provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.
Distributor — First Dominion Capital Corp. (“FDCC” or the “Distributor”), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distributor is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The offering of the Fund’s shares is continuous. The Distributor may receive Distribution 12b-1 and service fees from the Fund, as described in the Fund’s prospectuses and this SAI.
Independent Accountants — The Trust’s independent registered public accounting firm, Tait, Weller & Baker, LLP audits the Trust’s annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Trust’s tax returns. Tait, Weller & Baker, LLP is located at 1818 Market, Suite 2400, Philadelphia, Pennsylvania 17103.
Legal Counsel — Blackwell Sanders LLP, 4801 Main Street, Suite 1000, Kansas City, Missouri, 64112, serves as legal counsel to the Trust and the Fund.
Compliance Services – Watermark Solutions, LLC, 1701 Sunset Avenue, Suite 203, Rocky Mount, North Carolina 27804, is responsible for compliance services relating to the Fund.
Financial Printer — Bowne & Co., Inc., 55 Water Street, New York, New York 10041, is responsible for Financial printing services relating to the Fund.
Plan of Distribution — The Fund has a Plan of Distribution or “12b-1 Plan” for its Class A Shares, Class C shares, and Class R-3 Shares under which it may finance certain activities primarily intended to result in the sale of such classes of shares.
The 12b-1 Plan for each class provides that the Fund will pay a distribution and shareholder servicing fee to the Distributor at an annual rate of up to 0.25% of the Class A Shares average daily net assets, up to 0.50% of the Class R-3 Shares average daily net assets and up to 1.00% of the Class C Shares average daily net assets. Payments for shareholder services are limited for each of the foregoing classes to 0.25%. Payments for distribution expenses under each 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by the Trust.” These costs may include payment of expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Shareholder servicing fees are paid for providing services to customers, which may include, but are not limited to, one or more of the following Shareholder support sevices: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in the Fund; and (vi) responding to customer inquiries.
Service organizations may charge fees to their customers who are the beneficial owners of Class A Shares, Class C Shares and Class R-3 Shares, in connection with their accounts with such service organizations. Any such fees are not within and would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. The 12b-1 Plan provides that the Fund will compensate the Distributor at an annual rates described above regardless of the Distributor’s expenses. This type of 12b-1 Plan is known as a “compensation” plan. All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board and by a majority of the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the “12b-1 Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments.
The Board has concluded that there is a reasonable likelihood that the 12b-1 Plan for each of the applicable classes will benefit the Fund. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to the Fund and with respect to a particular class by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the outstanding voting securities of the particular class of shares of the Fund.
As long as the 12b-1 Plans are in effect, the nomination of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

PORTFOLIO TRANSACTIONS
Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker. On occasion, the Adviser will place over-the-counter equity transactions on an agency basis. If an over-the-counter equity transaction is effected on an agency basis, clients will be charged commissions in addition to the broker’s spread with is included in the offer or bid price of the security.
In choosing brokers to effect portfolio transactions for the Fund, the Adviser will consider any research, statistical or other information or services (the “Services”) provided by such other brokers which enhance the Adviser’s investment research and portfolio management capability generally. The Adviser also considers security price, speed of execution and willingness of the broker-dealer to commit its own capital. Services provided by such brokers may be used in servicing all of the Adviser’s accounts and not all such Services may be used by the Adviser in connection with the accounts which paid commissions to the brokers providing the Services. Accordingly, the Adviser shall not be required or deemed to have the duty to obtain the lowest brokerage commission rates available or to combine or arrange orders to obtain the lowest brokerage commission rates available on transactions for its clients. If the amount of commission charged by a broker is reasonable in relation to the value of the brokerage functions and services provided by such broker to the Adviser, the Adviser may effect brokerage transactions with such broker notwithstanding the fact that such broker charges higher commissions than those another broker might charge. It is the Adviser’s policy, consistent with investment considerations, to seek the most favorable price and execution for brokerage orders. Commissions on all brokerage transactions are subject to negotiation.
The Adviser may consider the research capabilities of various brokerage firms, including their coverage of various industries, the information systems offered by such brokerage firms and the timing and accuracy of their delivery of statistical information. The Adviser may also effect transactions through brokers which pay for research services provided by third parties in accordance with Section 28(e) of the Securities Exchange Act of 1934. These supplemental research and statistical services may consist of written or oral research reports from various services which aid the Adviser in fulfilling its investment decision making responsibilities, including security pricing services and electronic information management systems. Research services furnished or paid for by brokers and through whom the Adviser effects transactions may be used by the Adviser in servicing all of the Adviser’s accounts and not all such services may be used by the Adviser in connection with the accounts which paid commissions to the brokers providing the services. Commissions paid to brokers providing such research may be higher than those charged by brokers not providing such services. The Adviser will effect transactions through brokers providing third party research services only if the commissions charged by such brokers are reasonable in relation to the value of the brokerage functions and research services provided.
The Board has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Trust that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at Its Board meetings. The Board will also periodically review the total amount of commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund of using particular brokers or dealers.
ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES
Purchasing Shares — You may purchase Fund shares directly from the Distributor. You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order plus any applicable initial sales charge. Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment by the time the Fund prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.
Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of shares of the Fund. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectuses and this SAI. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.
The Fund reserves the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Trust or the Adviser may waive the minimum initial investment for purchases by officers, Trustees, and employees of the Trust and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.
Exchanging Shares — Shareholders may exchange their shares for the same class of shares of any other fund of the Trust, provided the shares of such fund the shareholder is exchanging into are registered for sale in the shareholder’s state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund’s NAV per share (usually at the close of business on the same day). The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Trust determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.
If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.
If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund’s general policy to initially invest in short-term, interest-bearing money market instruments. However, if the Adviser believes that attractive investment opportunities (consistent with the Fund’s investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.
The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until the third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the fund next computed after your request for exchange is received in good order (meaning that written instructions signed by all registered owners, with a signature guarantee if necessary, is received).

Eligible Benefit Plans — An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan’s inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds of the Trust.
The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.
Selling Shares — You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.
The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.
Redemptions In Kind — The Fund does not intend, under normal circumstances, to redeem its shares by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving securities may incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.
Frequent Purchase and Redemptions — The Fund has no arrangements with any persons to permit frequent purchases or redemptions of Fund shares.
SPECIAL SHAREHOLDER SERVICES
As described briefly in the prospectuses, the Fund offers the following shareholder services:
Regular Account — The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectuses to open your account.
Telephone Transactions — A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption or transfer bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder’s identity as the shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.
Automatic Investment Plans — Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.
Individual Retirement Account (“IRA”) — All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $4,000. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. A spouse who does not earn compensation can contribute up to $4,000 per year to his or her own IRA, subject to the deductibility limitations based on the earnings of the other spouse. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA’s (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.
If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.
Roth IRA — A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $4,000 per year. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $1,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor’s Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $4,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $4,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.
How to Establish Retirements Accounts — Please call the Trust to obtain information regarding the establishment of individual retirement plan accounts. The plan’s custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.
TAX STATUS
The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its investors. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its investors, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.
In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets.
The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Distributions of Net Investment Income — The Fund receives income generally in the form of dividend income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, or at the lower capital gains rates that apply to distributions that qualify as qualified dividend income, whether you take them in cash or reinvest them in additional shares. Absent further legislation, the lower tax rates applicable to qualified dividend income will not apply to distributions in taxable years beginning after December 31, 2010.
Distribution of Capital Gains — The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of Foreign Investments on Distributions — Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as return of capital.
The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund’s total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.
Information on the tax character of distributions — The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.
Election to be taxed as a regulated investment company — The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal period, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as dividend income that should qualify as qualified dividend income (for individual shareholders) and for the dividends received deduction (in the case of corporate shareholders) to the extent of the Fund’s earnings and profits.
Excise tax distribution requirements — To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31st of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the calendar year plus 98% of its capital gain net income earned during the twelve month period ending October 31 of such calendar year and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.
Redemption of Fund shares — Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Trust, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.
All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.
U.S. Government Obligations — Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Federal Home Loan Mortgage Corporation or Federal National Mortgage

Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
The foregoing is a general summary of the federal income tax provisions regarding the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.
INVESTMENT PERFORMANCE
For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both “total return” and “yield” figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.
Yield Information — From time to time, the Fund may advertise a yield figure. A portfolio’s yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio’s share price. Under the rules of the SEC, yield must be calculated according to the following formula:
Yield = 2[((a-b)/cd +1)6 – 1]
     where:

a =	dividends and interest earned during the period
b =	expenses accrued for the period (net of reimbursements)
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends
d =	the maximum offering price per share on the last day of the period
The Fund’s yield, as used in advertising, is computed by dividing the Fund’s interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by the Fund’s NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund’s yield differs from income as determined for other accounting purposes.
Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund’s financial statements.
Total Return Performance — Total return quotations used by the Fund are based on standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:
P(1+T)n = ERV
     where:

P =	a hypothetical initial payment of $1,000
T =	average annual total return
n =	number of years (1, 5 or 10)
ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods(or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.
“Average annual total return (after taxes on distributions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.
This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).
“Average annual total return (after taxes on distributions and redemptions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment.
This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or loses (e.g., short-term or long-term).
The Fund may also, from time to time, include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund’s performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard &

Poor’s 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australasia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $1,000 in shares and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC’s formula for total return quotes outlined above. The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, Capital Resource Advisors, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index (“CPI”), The Bank Rate Monitor National Index, or IBC/Donaghue’s Average U.S. government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron’s, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.
FINANCIAL INFORMATION
Diamond Portfolio Large Cap Quality Growth Fund
Statement of Assets and Liabilities

December 6, 2007
ASSETS
Cash	$100,000
Receivable from Advisor (Note 2)	40,398

Total Assets	$140,398

ACCRUED ORGANIZATIONAL EXPENSES (Note 2)	40,398

NET ASSETS	$100,000

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ($100,000/ 10,000 shares outstanding)	$10.00

At December 6, 2007, the components of net assets were as follows:
Paid-in-capital	$100,000

See notes to financial statements

Diamond Portfolio Large Cap Quality Growth Fund
Statement of Operations

One Day Ended December 6, 2007
INCOME
$—

EXPENSES
Organization expenses (Note 2)	40,398

Total expenses	40,398

Reimbursed expenses (Note 2)	(40,398)

Net expenses	—

Net increase resulting from operations	—

See notes to financial statements

DIAMOND PORTFOLIO LARGE CAP QUALITY GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
December 6, 2007

NOTE 1-ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     Diamond Portfolio Large Cap Quality Growth Fund (the “Fund”) is a series of the Diamond Portfolio Investment Trust (the “Trust”) which is registered under The Investment Company Act of 1940, as amended, as an open-end management company. On December 6, 2007, 10,000 shares of the Fund were issued for cash at a purchase price of $10.00 per share.
     The Fund’s investment objective is to seek to provide long-term growth of capital. The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities of large capitalization companies.
     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.
     Valuation The Fund’s securities are valued at current market prices. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other securities for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Trustees. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Trustees believes reflects fair value. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange. The value of these securities used in computing the Fund’s net asset value is determined as of such times.
     In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 has had no material impact on its financial statements.
     Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
     On July 13, 2006, The Financial Accounting Standards Board (“FASB”) released FASB

Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has concluded that as of December 6, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
     Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.
     Cash and cash equivalents. Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.
     Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
     Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.
     Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares will be assumed and expensed by the Fund.
NOTE 2-INVESTMENT ADVISORY AGREEMENT AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
     Pursuant to an Investment Advisory Agreement, the Advisor, Diamond Portfolio Advisors, LLC (“DPA”) provides investment services for an annual fee of 0.60% on the average daily net assets of the Fund. DPA has contractually agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses for the Fund’s Institutional shares does not exceed 1.00%; for Class A shares does not exceed 1.25%; for Class C shares does not exceed 2.00% and for Class R-3 shares does not exceed 1.50% through February 28, 2009. Fund operating expenses do not include (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures capitalized in accordance with generally accepted accounting principles, (v) any other expenses not incurred in the ordinary course of the Fund’s business (“extraordinary expenses”), (vi) dividend expense on short sales, and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “acquired fund fees and expenses.” Due to the expense limitation agreement, the Advisor is reimbursing the Fund’s organization expenses that were expensed on December 6, 2007.
     DPA may be entitled to reimbursement of fees waived or expenses paid on behalf of the Fund if the combination of operating expenses and such reimbursements do not exceed the foregoing expense limitation. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or expenses paid on behalf of the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to DPA with respect to any waivers, reductions, and payments made with respect to the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of Diamond Portfolio Investment Trust
And Shareholders of Diamond Portfolio Large Cap Quality Growth Fund
Los Angeles, California
We have audited the accompanying statement of assets and liabilities of Diamond Portfolio Large Cap Quality Growth Fund (the “Fund”) a series of shares of Diamond Portfolio Investment Trust, as of December 6, 2007 and the related statement of operations for the one day then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Diamond Portfolio Large Cap Quality Growth Fund, as of December 6, 2007, and the results of its operations for the one day then ended in conformity with accounting principles generally accepted in the United States of America.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 6, 2007
You can receive free copies of reports (once available), request other information and discuss your questions about the Fund by contacting the Trust directly at:
DIAMOND PORTFOLIO INVESTMENT TRUST
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
Telephone: (877)433-4363
e-mail: mail@shareholderservices.com

Appendix A
PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES
The Board has delegated to the Adviser the responsibility for decisions regarding proxy voting for securities held by the Fund. Below is the Adviser’s proxy voting policy guidelines. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund at (877) 433-4363; on the Fund’s website at www.diamondportfolio.net; and on the SEC’s website at http://www.sec.gov.
DIAMOND PORTFOLIO ADVISORS, LLC
PROXY VOTING POLICY AND GUIDELINES
The exercise of proxy voting rights is an important element in the successful management of clients’ investments. Diamond Portfolio Advisors, LLC (“Diamond”) recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients’ assets.
Diamond generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients’ positions.
We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority. With respect to takeover offers, Diamond calculates a “going concern” value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.
The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Diamond’s general approach to a wide range of issues. A list of Diamond’s detailed voting guidelines is attached as schedule A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.
If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 310-443-4236.

I.	Directors and Auditors
     Diamond generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)
     We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management’s selection of auditors. (App. R8)
II.	Corporate Governance
     In the area of corporate governance, Diamond will generally support proxy measures which we believe tend to increase shareholder rights.
A.
Confidential Voting. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

B.
Greenmail. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C.
Indemnification of Directors. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D.	Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board.(App N17, S24)

E.
Opt Out of Delaware. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F.
Increases in Common Stock. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Diamond generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.
A.
Fair Price Amendments. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

B.	Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)

C.
Blank Check Preferred Stock. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D.	Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority’s rights to enforce its will. (App N5, S32)

E.
Golden Parachutes. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F.
Poison Pills. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G.	Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

H.
Shareholder Rights. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

     Diamond generally votes on other corporate governance issues as follows:
A.	Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

B.	Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C.
Directors-Share Ownership. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D.
Independent Directors. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E.	Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital. (App N21, S25)

F.
Employee Stock Ownership Plans (ESOPs). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III.	Compensation and Stock Option Plans
We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.
With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)
IV.	Social Issues
Diamond has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management’s recommendations on social issue proposals. (App S40-S65)
     Examples of proposals in this category include:
1.	Anti-Abortion.

2.	Affirmative Action.

3.	Animal Rights.
a.	Animal Testing.

b.	Animal Experimentation.

c.	Factory Farming.
4.	Chemical Releases.

5.	El Salvador.

6.	Environmental Issues.
a.	CERES Principles.

b.	Environmental Protection.
7.	Equal Opportunity.

8.	Discrimination.

9.	Government Service.

10.	Infant Formula.

11.	Israel.

12.	Military Contracts.

13.	Northern Ireland.
a.	MacBride Principles.
14.	Nuclear Power.
a.	Nuclear Waste.

b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.

16.	Political Contributions.

17.	South Africa.
a.	Sullivan Principles.
18.	Space Weapons.

19.	Tobacco-Related Products.

20.	World Debt.

VII.	Conflicts of Interest
Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Diamond, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Diamond’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Diamond has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.
Diamond addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Diamond’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where the portfolio manager may recommend a vote contrary to Diamond’s Guidelines, Diamond’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Diamond’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Diamond is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.
VIII.	Record Keeping
The following documents related to Proxy Voting are kept by Diamond Compliance in accordance with Rule 204-2 of the Investment Advisers Act.
•	Copy of each proxy statement received.

•	Record of each vote cast.

•	Copy of any documents created by Diamond that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

•	Copy of each written client request for information on how Diamond voted proxies on behalf of the client.

•	Copy of all written responses by Diamond to client who requested (written or oral) information on how the Diamond voted proxies on behalf of the client.
Attached is Schedule A which details Diamond’s proxy voting guidelines for Routine, Non-Routine and Non-Routine Shareholder proposals.